As filed with the Securities and Exchange Commission on July 31, 2002
                    Securities Act Registration No: 333-88202
               Investment Company Act Registration No.: 811-21092
================================================================================


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-2
                        (Check appropriate box or boxes)
[ ]          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]                       Pre-Effective Amendment No. 1
[ ]                       Post-Effective Amendment No.
                                     and/or
                        REGISTRATION STATEMENT UNDER THE
[ ]                      INVESTMENT COMPANY ACT OF 1940
[X]                              Amendment No. 1
                           NEW COLONY INVESTMENT TRUST
               (Exact name of registrant as specified in charter)
                           Sentry Select Capital Corp.
                        130 King Street West, Suite 2850
                        Toronto, Ontario, Canada M5X 1A4
                                 (416) 364-8788
       (Address of Principal Executive Offices, including Number, Street,
                  City, State, Zip Code and telephone number)
                            Corporation Trust Company
                               1209 Orange Street,
                        New Castle County, Delaware 19801
 (Name and Address of Agent for Service) (Number, Street, City, State, Zip Code)

                  Please send copies of all communications to:
                                Paul S. Schreiber
                               Shearman & Sterling
                 599 Lexington Avenue, New York, New York 10022
Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement. If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box)

[  ]    when declared effective pursuant to Section 8(c)

If appropriate, check the following box:
[  ]    This post-effective amendment designates a new effective date for a previously filed registration statement.
[  ]    This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .


                                             CALCULATION OF REGISTRATION FEE
----------------------------------------------------------------------------------------------------------------------
Title of Securities Being Registered   Proposed Maximum Aggregate Offering Price (1)   Amount of Registration Fee
----------------------------------------------------------------------------------------------------------------------
      Units of Trust Interest                         $75,000,000                              $6,900 (2)
----------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended.
(2) $6,348 of such fee was previously paid upon the initial filing of this registration statement.

                                  -------------

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================


                              CROSS REFERENCE SHEET


Item No.                               Caption                                    Location in Prospectus
--------                               -------                                    ----------------------
1.                Outside Front Cover Page......................     Outside Front Cover Page
2.                Inside Front and Outside Back Cover Page......     Inside Front and Outside Back Cover Page
3.                Fee Table and Prospectus Summary..............     Summary of Fund Expenses; Fees and Expenses
4.                Financial Highlights..........................     Not Applicable
5.                Plan of Distribution..........................     Plan of Distribution
6.                Selling Shareholders..........................     Not Applicable
7.                Use of Proceeds...............................     Use of Proceeds
8.                General Description of the Registrant.........     Outside Front Cover Page; Summary; Investment
                                                                     Objective and Strategies; General Information
9.                Management....................................     Management  of the Fund;  Trustees  and Officers
                                                                     (SAI)
10.               Capital Stock, Long-Term Debt, and Other
                  Securities....................................     General Information
11.               Defaults and Arrears on Senior Securities.....     Not Applicable
12.               Legal Proceedings.............................     Not Applicable
13.               Table of Contents of the Statement of
                  Additional Information........................     Table of Contents of SAI
14.               Cover page of SAI.............................     Cover Page (SAI)
15.               Table of Contents of SAI......................     Table of Contents (SAI)
16.               General Information and History...............     Not Applicable
17.               Investment Objective and Policies.............     Investment Objectives and Strategies;
                                                                     Management Strategy; Additional Information on
                                                                     Investment Techniques of the Fund (SAI)
18.               Management....................................     Management  of the Fund;  Trustees  and Officers
                                                                     (SAI)
19.               Control Persons and Principal Holders of
                  Securities....................................     Not Applicable
20.               Investment Advisory and Other Services........     Management of the Fund; Investment Management
                                                                     and Other Services (SAI)
21.               Brokerage Allocation and Other Practices......     Portfolio Transactions (SAI)
22.               Tax Status....................................     Tax Considerations, Taxes (SAI)
23.               Financial Statements..........................     Financial Statements (SAI)


The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state in which the offer is not permitted.



                   SUBJECT TO COMPLETION, DATED JULY 31, 2002


PROSPECTUS (Not Complete)

                           Maximum of 3,750,000 Shares
                           Minimum of 1,000,000 Shares

                    NEW COLONY EQUITY PROTECTION INCOME FUND
                                  [INSERT LOGO]


                                $20.00 per Share



                           SENTRY SELECT CAPITAL CORP.
                                     ADVISER

                        R.N. CROFT FINANCIAL GROUP, INC.
                                   SUB-ADVISER




New Colony Equity Protection Income Fund (the "Fund," "us" or "we") is a newly organized, diversified, closed-end, exchange-traded management investment company. The Fund's investment objectives are to provide shareholders with: (i) a stable stream of monthly distributions; (ii) capital appreciation by striving to enhance the value of the Fund's net assets beyond the original proceeds of this offering; and (iii) to return the original issue price of the shares. The Fund seeks to achieve its investment objectives by (i) investing the proceeds of this offering, less the sales load, organizational and offering expenses and the cost of the Put Contract (described below) in a diversified portfolio (the "Managed Portfolio") consisting principally of equity securities of large capitalization U.S. companies selected from Standard & Poor's 100 Stock Index (the "S&P 100"); (ii) acquiring cash settled index put options (collectively, the "Put Contract") on the S&P 100, entitling the Fund, on the Termination Date (expected to be , 2012), to receive funds equivalent to any decline in the value of the gross proceeds of this offering invested at inception in the S&P 100, and
(iii) generating income by writing options with the Managed Portfolio.

         INVESTING IN THE FUND'S SHARES INVOLVES CERTAIN RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE o OF THIS PROSPECTUS.

         This prospectus applies to the offering of the Fund's shares. The Fund has registered 3,750,000 shares for sale under the registration statement to which this prospectus relates.

         Neither the Securities and Exchange Commission nor any state securities commission has determined whether this prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities. Any representation to the contrary is a criminal offense.

         The Fund will apply to list its shares on a national securities exchange.

         Purchases of our shares in this offering face a risk of loss as securities of closed-end funds often trade at a discount from their net asset value and there can be no assurance that the shares will trade at a price equal to the net asset value per share. The Fund is a newly formed entity and has no previous operating history upon which investors can evaluate the Fund's performance.

         If you purchase shares in the Fund, you will become bound by the terms and conditions of the Fund's Declaration of Trust (the "Trust Agreement"). A copy of the Trust Agreement is attached as an appendix to the Fund's statement
of additional information dated             , 2002 (the "SAI").

         This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully and retain it for future reference. Additional information about the Fund, including the SAI, has been filed with the Securities and Exchange Commission. You may obtain a copy of the SAI upon request and without charge by writing to New Colony Investment Trust, 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4 or by calling toll free 1-888-246-6656. The SAI is incorporated by reference into this prospectus in its entirety. The SAI and other information about the Fund are also available on the Securities and Exchange Commission's website at http://www.sec.gov. The address of the Securities and Exchange Commission's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.


                                                                 Per Share       Total Minimum      Total Maximum
                                                                 ---------       -------------      -------------
Price to the Public.........................................     $20.00          $20,000,000        $75,000,000
Sales Load(1)...............................................     $1.60           $ 1,600,000        $ 6,000,000
Proceeds to the Fund........................................     $18.40          $18,400,000        $69,000,000

--------------
(1) Pursuant to an underwriting agreement between Investors Capital Corporation (the "Distributor") and the Fund, the Distributor has agreed to offer the Fund's shares for sale, as agent of the Fund, on a best efforts basis, if, as and when issued by the Fund. State Street Bank and Trust Company will act as the escrow agent for the purpose of receiving payments from potential subscribers in the Fund until the required minimum offering amount of $20,000,000 is reached, the shares are approved for listing on a national securities exchange and the Fund
requests the release of the funds. The shares will be offered until      , 2002.

         The shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

         You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

                    ----------------------------------------

                          INVESTORS CAPITAL CORPORATION

                 The date of this prospectus is      , 2002.

                                           TABLE OF CONTENTS

PROSPECTUS SUMMARY..........................2

SUMMARY OF FUND EXPENSES....................8

THE FUND....................................9

USE OF PROCEEDS.............................9

INVESTMENT OBJECTIVES AND STRATEGIES........9

RISK FACTORS...............................15

MANAGEMENT OF THE FUND.....................19

FEES AND EXPENSES..........................21

VOTING.....................................22

SUBSCRIPTIONS FOR SHARES...................22

REPURCHASES OF SHARES......................23

NET ASSET VALUATION........................23

TAX CONSIDERATIONS.........................23

PLAN OF DISTRIBUTION.......................24

DISTRIBUTION POLICY........................25

DISTRIBUTION REINVESTMENT PLAN.............26

PRIVACY NOTICE FOR INDIVIDUAL INVESTORS....29

GENERAL INFORMATION........................29

SAI TABLE OF CONTENTS......................30

                               PROSPECTUS SUMMARY

         This is only a summary and does not contain all of the information that you should consider before investing in the Fund. This summary is qualified entirely by the detailed information appearing elsewhere in this prospectus, which you should read carefully, and by the Fund's Statement of Additional Information (the "SAI") and by the terms and conditions of the Trust Agreement, each of which is available free upon request.

The Fund ......................       New Colony  Equity  Protection  Income
                                      Fund is the sole series of New Colony
                                      Investment Trust (the "Trust"), a newly
                                      formed business trust organized under the laws of the State of Delaware and registered under the Investment Company
                                      Act of 1940, as amended (the "Investment
                                      Company Act"), as a closed-end,
                                      diversified, management investment
                                      company. The Fund's shares are also
                                      registered under the Securities Act of
                                      1933, as amended. The Trust's Board of
                                      Trustees (each, a "Trustee" and
                                      collectively, the "Board") has selected
                                      Sentry Select Capital Corp. ("Sentry
                                      Select" or the "Adviser") as the
                                      investment adviser to the Fund. Sentry
                                      Select has selected R.N. Croft Financial
                                      Group, Inc., as the sub-adviser to the
                                      Fund (the "Sub-Adviser"). Throughout this prospectus, we refer to New Colony Equity
                                      Protection Income Fund simply as the
                                      "Fund" or as "we." See "The Fund."

Offering ......................       This offering consists of shares of the

                                      Fund. This offering is anticipated to
                                      close on , 2002.

Price..........................       $20.00 per share

Amount ........................       Maximum: $75,000,000 (3,750,000 shares)
                                      Minimum: $20,000,000 (1,000,000 shares)

Minimum Purchase ..............       100 shares ($2,000)

Escrow and Use of Proceeds ....       Prior to any closing of this offering, all
                                      funds will be promptly delivered to State
                                      Street Bank and Trust Company, acting as escrow agent, for the purpose of receiving payments from potential subscribers in the Fund until the required minimum offering amount of $20,000,000 is reached, the shares are approved for listing on a national securities exchange and the Fund, in its sole discretion, determines to proceed with the offering. The escrow agent will establish an account called
                                      "New Colony Equity Protection Income Fund,
                                      Special Escrow Account" for the benefit of investors. The escrow agent will promptly deposit in the account all checks remitted by subscribers and made payable to the Fund. Balances on deposit in the escrow account will earn interest through investment in money market instruments issued by the U.S. Treasury and other
                                      Standard & Poor's Rating Services ("S&P")
                                      "AAA" and Moody's Investors Service Inc.
                                      ("Moody's") "Aaa" rated money market
                                      investments and such interest earned on
                                      such balances will accrue to the benefit of the Fund.

                                      Following release of the funds from
                                      escrow, the Fund will invest the proceeds of the offering as soon as practicable, consistent with market conditions, after the closing of the offering. If the Fund rejects offers to purchase shares for any reason, all escrowed funds, including accrued interest, will be returned to investors promptly and in any event no later than 10 business days following such rejection.

Investment Objectives .........       Our investment  objectives are (i) to
                                      provide our shareholders with a stable
                                      stream of monthly distributions, targeted to be $0.15 per share (9%, or $1.80, per annum of the original issue price); (ii) to enhance the value of our Managed
                                      Portfolio (described below); and (iii) to return the original issue price of our shares ($20.00 per share) to shareholders on the Termination Date (as described below, and expected to be , 2012).

Investment Strategy ...........       Managed  Portfolio.  To achieve our
                                      monthly distribution and preservation
                                      objectives, we expect to invest the net
                                      proceeds of this offering (less the cost of the Put Contract (described below)) in a diversified portfolio (the "Managed
                                      Portfolio") consisting principally of
                                      equity securities of companies selected
                                      from the Standard & Poor's 100 Stock Index
                                      (the "S&P 100").

                                      Option Writing Program. We anticipate
                                      extensively writing call and put options in connection with our Managed Portfolio (the "Option Program"). We intend, from time to time, to write covered call options in respect of all or part of the securities in our Managed Portfolio. In addition, we may write cash covered put options in respect of securities in which we are permitted to invest. From time to time, we may hold a portion of our assets in cash equivalents or utilize such cash equivalents to provide cover in respect of the writing of cash covered put options, which is intended to generate additional returns and to reduce the net cost of acquiring the securities subject to such put options.

                                      Put Contract. To provide a measure of
                                      protection with respect to the
                                      preservation, and eventual return, of the original issue price of our shares on the Termination Date, we will acquire cash settled index put options (collectively, the "Put Contract") entitling us to receive, on the Termination Date, funds equivalent to any decline in value of the gross proceeds of this offering invested at inception in the S&P 100.

                                      The Put Contract provides the Fund with a hedge against a decline in the value of the S&P 100. The Fund is not obliged to invest the Managed Portfolio in accordance with the weighting of the S&P 100. However, in the event that the Managed Portfolio does not provide a rate of return equal to or greater than approximately 15% per annum, the Fund will be unable to return the original issue price of the shares to investors on the Termination Date.

                                      The counterparties to the Put Contract
                                      will have long-term counterparty ratings of "AA-" from S&P and "Aaa" from Moody's. However, our ability to pay the original issue price of our shares may be affected by the future creditworthiness of the counterparties to the Put Contract and the extent to which such counterparties satisfy their obligations under the Put Contract. See "Investment Objectives and Strategies--Equity Protection and the Put Contract."

Credit Facility ...............       We may establish a revolving line of
                                      credit and may borrow funds under the
                                      credit facility to buy additional
                                      investments for our Managed Portfolio. The amount that we borrow under our credit facility will be limited to 25% of our total assets. We intend to borrow funds at a lower rate of interest than the expected rate of return on an investment financed by the borrowed funds.

                                      See "Investment Objectives and
                                      Strategies--Borrowing" and "Risk
                                      Factors--Other Risks--Borrowing." The
                                      terms of our credit facility are described in our SAI under the caption "Additional Information on Investment Techniques of the Fund."

Listing .......................       There is  currently  no public  market for
                                      our shares. We will apply to list our
                                      shares on the New York Stock Exchange, the American Stock Exchange or another national securities exchange. The listing of the shares on a national securities exchange is a condition of the closing of this offering.

Risk Factors ..................       Investing in our shares entails
                                      substantial risks, including the following
                                      (each of which is discussed more fully
                                      under "Risk Factors"):

                                        o we may not be able to achieve our
                                          monthly distribution objectives;

                                        o if our Managed Portfolio does not
                                          average an annual return of
                                          approximately 15% or the
                                          counterparties to the Put Contract do
                                          not fulfill their obligations, we may
                                          not be able to return the original
                                          issue price of our shares to investors
                                          on the Termination Date;

                                        o in the event of early termination of
                                          the Put Contract and our failure to
                                          enter into additional cash settled
                                          index put options or other
                                          transactions, we (and, consequently,
                                          our shareholders) may not receive an
                                          amount at least equal to the original
                                          issue price on the Termination Date;

                                        o as with all closed-end funds, our
                                          shares may trade in the market at a
                                          higher or lower price than the our net
                                          asset value per share and there can be
                                          no guarantee that our shares will
                                          trade at a price equal to our net
                                          asset value per share;

                                        o if you tender your shares to any
                                          repurchase offer prior to the
                                          Termination Date you may forgo some of
                                          the benefits of the capital repayment
                                          protections provided by the Put
                                          Contract and may receive a repurchase
                                          amount that is less than the original
                                          issue price;

                                        o our net asset value will vary
                                          according to, among other things, the
                                          value of the securities in our Managed
                                          Portfolio, the amount of debt
                                          outstanding in our credit facility,
                                          interest rate fluctuations, the
                                          judgment as to the ability of the
                                          counterparties to meet their
                                          obligations under the Put Contract and
                                          changes in the value of the Put
                                          Contract, which value depends, in
                                          part, on (1) the volatility of the
                                          underlying securities; (2) the
                                          difference between the strike price
                                          and the market price of the underlying
                                          securities at the time the option is
                                          written; (3) the term of the option;
                                          (4) the "risk-free" or benchmark
                                          interest rate in the market in which
                                          the option is issued; and (5) the
                                          dividends expected to be paid on the
                                          underlying securities during the
                                          relevant term;

                                        o borrowing to enhance returns on our
                                          Managed Portfolio may result in
                                          capital losses or a decrease in net
                                          cash distributions to you or may
                                          require us to sell investments or to
                                          terminate involvement in options (by
                                          entering into offsetting positions,
                                          for example) in order to comply with
                                          the terms of our credit facility,
                                          which may adversely affect our
                                          returns;

                                        o liquidity and counterparty risks
                                          associated with the writing of covered
                                          call options and cash covered put
                                          options and with purchasing and
                                          selling of options;

                                        o counterparty risks associated with
                                          securities lending; and

                                        o our lack of operating history, the
                                          current absence of a public trading
                                          market for our shares and the
                                          inexperience of our Adviser and
                                          Sub-Adviser with U.S. investment
                                          companies.

Board of Trustees .............       Our Board has overall responsibility for
                                      establishing and reviewing our investment objectives and overseeing the Adviser as well as our management. See "Management of the Fund."

The Adviser ...................       Under an investment advisory agreement,
                                      Sentry Select Capital Corp. (the "Adviser" or "Sentry Select"), an investment adviser registered under the Investment Advisers
                                      Act of 1940, as amended, provides
                                      investment advisory and management
                                      services to us, subject to the supervision of our Board. The Adviser was incorporated under the laws of the Province of Ontario.
                                      It currently sponsors and provides
                                      investment management, administrative and marketing services to investment companies in Canada. As of July 31, 2002, Sentry
                                      Select had approximately $550 million in assets under management.

The Sub-Adviser ...............       Pursuant to an investment sub-advisory
                                      agreement, the Adviser has retained R.N.
                                      Croft Financial Group, Inc. (the
                                      "Sub-Adviser"), an investment adviser
                                      registered under the Investment Advisers
                                      Act of 1940, as amended, to act as
                                      sub-adviser to the Fund with respect to
                                      our Managed Portfolio.

                                      The Sub-Adviser was incorporated under the laws of the Province of Ontario on December 5, 1989. The Sub-Adviser will advise the Fund on asset allocation and option strategies and will assist the Fund with investment decisions with regard to our Managed Portfolio and our Option Program.

Escrow Agent and
Custodian......................       We have retained State Street Bank and
                                      Trust Company to provide us with certain custodial services and to act as the escrow agent.

Termination....................       We propose to terminate the Fund and
                                      distribute our net assets to shareholders on , 2012 (the "Termination Date"), unless a majority of our shareholders vote to continue the Fund at a meeting called for that purpose. See "Termination of the Fund."

Fees and Expenses .............       Investment Management Fee. In

                                      consideration of the advisory and other
                                      services provided by the Adviser to us,
                                      the Fund will pay the Adviser an annual
                                      investment management fee of 1.10% of the Fund's month-end net asset value before giving effect to any repurchases by the Fund of our shares. The investment management fee will accrue monthly and will be payable monthly. The Fund will pay the investment management fee to the Adviser out of our assets. The Adviser will pay a fee monthly to the Sub-Adviser out of its investment management fee, at an annual rate equal to 0.30% of the Fund's month-end net asset value, calculated in the same manner as the fee paid to the Adviser.

                                      Our Operating Expenses. The Fund will pay expenses incurred in connection with its organization and this offering, estimated to be $880,000. The Fund will pay all ordinary annual expenses incurred in connection with its operation and administration, estimated to be $358,000 per annum (or approximately 1.0% per annum of our estimated average annual net assets based on gross proceeds from this offering of $45,000,000).

                                      Servicing Fee. The Fund will pay an annual servicing fee (calculated and paid at the end of each calendar quarter) equal to 0.50% of its net asset value for each share held by the distributors in this offering.

                                      Sales Load and Offering Fees and Expenses.
                                      The Fund will pay to the selling group a selling commission equal to 8.0% of the price of each share sold. As discussed above, the Fund expects to incur additional organizational and offering expenses and fees of approximately $880,000.

                                      Put Contract Fee. In order to acquire the Put Contract, the Fund expects to incur a one-time cost estimated to be 9% of the gross offering proceeds.

Repurchase of Shares ...........      You will not have the right to require us
                                      to repurchase your shares. We currently do not intend to repurchase our shares;
                                      however, we may, from time to time, in our discretion, repurchase our shares on the open market or offer to repurchase our shares pursuant to written tender offers.
                                      Our Board will have sole discretion as to whether, and on what terms, we will repurchase shares from shareholders. Our
                                      Board will consider, among other things,
                                      (1) whether any shareholders have
                                      requested to tender shares to us; (2) the liquidity of our assets and the value of the Put Contract; (3) our investment plans and working capital requirements; (4) the relative economies of scale with respect to our size; (5) our history in repurchasing shares; (6) the existing condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs; (7) the anticipated tax or other regulatory consequences to us of any proposed repurchases of our shares, as well as the recommendation of the Adviser; and (8) the availability of information as to the value of our shares.

                                      The Fund is entitled to reduce the value of the Put Contract in order to re-calibrate the principal protection required by the Fund following a reduction in the number of shares outstanding.

Investor Suitability ...........      It is possible you may lose some or all of
                                      your investment in the Fund. Accordingly, before making an investment decision, you should, among other things, (i) consider the suitability of the investment with respect to your investment objectives and personal situation and (ii) consider other factors, including your personal net worth, income, age, risk tolerance and liquidity needs.

Taxes ..........................      We intend to qualify and elect to be
                                      treated as a regulated investment company under the Internal Revenue Code of 1986 for federal income tax purposes. As a regulated investment company, we will generally be exempt from federal income taxes on net investment income and capital gains distributed to shareholders, as long as at least 90% of our investment income and net short-term capital gains are distributed to our shareholders each year.
                                      Distributions of investment company
                                      taxable income and short-term capital
                                      gains will be taxable to shareholders as ordinary dividend income and distributions of net capital gains (which are not anticipated) would be taxable as long-term capital gains. Distributions of income and capital gain received from the Fund, whether reinvested or taken as cash, generally are considered taxable. The Fund investments may be subject to the straddle rules, which may defer deductibility of Fund losses, convert long-term capital gain into short-term capital gain taxable as ordinary income and require capitalization of certain Fund interest expense. As a result, these rules may increase the probability that the Fund will be required to make additional taxable distributions
                                      (which economically may be a return of
                                      capital) in order to comply with its
                                      distribution requirements.

Employee Benefit Plans and
Other Tax-Exempt
Entities .......................      Investors subject to the Employee
                                      Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities may purchase our shares. Our assets should not be considered to be "plan assets" for purposes of ERISA.
                                      Investment in the Fund by tax-exempt
                                      entities requires special consideration, and we urge trustees or administrators of these entities to review carefully the matters discussed in this prospectus and our SAI and to consult their own legal, tax and accounting advisers with respect to their consideration of an investment in the Fund.

Reports to Shareholders ........      We will provide our shareholders as soon
                                      as practicable after each taxable year
                                      with the information necessary to complete federal and state income tax or information returns along with any tax information we are required to provide by law. We will send our shareholders an unaudited semiannual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the Investment
                                      Company Act. See "General Information."

Fiscal Year ....................      For accounting purposes, our fiscal year
                                      is the period ending on October 31. Our
                                      taxable year is the period ending October
                                      31.

                            SUMMARY OF FUND EXPENSES

          The following table illustrates the expenses and fees we expect to incur and that our shareholders can expect to bear directly or indirectly:

Shareholder Transaction Expenses

   Sales Charges and other estimated Initial Offering Expenses.............10.8%
   Maximum Sales Charge on Reinvested Distributions.........................None
   Maximum Early Withdrawal Charge..........................................None


Annual Expenses (as a percentage of net assets attributable to shares)

   Investment Management Fee (paid to the Adviser).........................1.10%
   Servicing Fee (paid to Distributors)....................................0.50%
   Other Expenses1.........................................................1.00%
Total Annual Expenses......................................................2.60%

          The purpose of the table above is to assist prospective investors in understanding the various costs and expenses our shareholders will directly or indirectly bear. For a more complete description of the various fees and expenses of the Fund, see "Fees and Expenses."

Example

          Based on the level of fees and expenses shown above, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

          1 YEAR            3 YEARS             5 YEARS            10 YEARS
          ------            -------             -------            --------
          $ 23.19           $ 71.26             $ 121.66           $ 258.64

The preceding example is based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example above. A greater rate of return than that used in the preceding example would increase certain fees paid by the Fund.




__________________
1 "Other Expenses," as shown above, is an estimate based on anticipated contributions to the Fund of $45,000,000 and anticipated expenses for the first year of our operations of $358,000, and includes professional fees and other expenses that we will bear directly, including fees paid to our administrator and custody fees and expenses. "Other Expenses" does not include the cost of the Put Contract, estimated to be 9% of the offering proceeds.

                                    THE FUND

          The Fund is the sole initial series of shares of New Colony Investment Trust, a business trust organized under the laws of the State of Delaware on May 9, 2002 registered under the Investment Company Act, as a closed-end, diversified, management investment company. The Fund's shares are also registered under the Securities Act of 1933, as amended. Our principal office is located at 130 King Street West, Suite 2850, Toronto, Ontario, Canada MSX 1A4, and our registered office is located at 1209 Orange Street, New Castle County, Delaware 19801. The Fund and the Trust have no operating history. Investment advisory services are provided to us by the Adviser, Sentry Select Capital Corp., an Ontario corporation, pursuant to an investment advisory agreement. Investment sub-advisory services are provided to us by the Sub-Adviser, R.N. Croft Financial Group, Inc., an Ontario corporation, pursuant to a sub-advisory agreement. Responsibility for monitoring and overseeing our investment program as well as the Adviser and our management is vested in the individuals who serve on our Board of Trustees. See "Management of the Fund."

                                USE OF PROCEEDS

          We will invest the proceeds from the sale of our shares, net of the sales load and organization fees and expenses, to pursue our investment program and objectives consistent with market conditions and the availability of suitable investments, as soon as possible, and in any event no later than three months after receipt of such proceeds by us. Expenses incurred in connection with our organization and the offering of our shares are estimated to be $880,000.

                      INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objectives

          Our investment objectives are: (i) to provide shareholders with a stable stream of monthly distributions targeted to be $0.15 per share ($1.80 per annum or 9% of the original issue price); (ii) to preserve the value of the Fund's Managed Portfolio described below; and (iii) to return the original issue price of our shares ($20.00 per share) to shareholders on , 2012 (previously defined as the "Termination Date"). There can be no assurance that we will achieve our investment objectives, and an investor in the Fund may experience losses.

          Our investment objectives may be changed without the approval of our shareholders, although shareholders will be notified of any change. In addition, except as otherwise stated in this prospectus or in our SAI, our investment policies and restrictions are not fundamental and may be changed by the Board without shareholder approval. Our stated fundamental investment policies are listed in the SAI. Our principal investment strategies are discussed below. We will change our investment policies or investment strategies only if the Board believes doing so would be consistent with our investment objectives and will notify our shareholders of any such change.

Principal Investment Strategies

          Managed Portfolio

          In order to achieve our monthly distribution and preservation objectives, we anticipate that the net proceeds of this offering (less the cost of the Put Contract) will be managed in our Managed Portfolio, a diversified portfolio consisting principally of equity securities and options of companies selected from the S&P 100.

          We may invest a portion of our assets in cash equivalents to maintain liquidity (for future investments, repurchases, monthly distributions, expenses or other obligations), to minimize the risk of losing principal or for other purposes.

          Monthly Distributions

          We intend to make monthly cash distributions to shareholders of record on the last business day of each month and pay these cash distributions on or about the 15th day following the month end. The monthly cash distributions are targeted to be $0.15 per share ($1.80 per annum or 9% of the original issue price). We anticipate
that the initial cash distribution will be payable on,     2002 to our
shareholders of record on , 2002 in the amount of $0.15 per share.

          Monthly cash distributions over the life of the Fund will be derived primarily from net realized capital gains and income from our Managed Portfolio, including (a) premiums from writing covered call options from time to time in respect of all or parts of the securities held in our Managed Portfolio; (b) premiums from writing cash covered put options on securities in which we are permitted to invest; (c) dividends received on our portfolio and (d) proceeds from buying and selling call and put options in respect of all or parts of the securities held in the Managed Portfolio. However, in certain circumstances where these sources of income are insufficient to meet the monthly distribution target, we may sell securities and distribute the proceeds to our shareholders to meet the target.

          Our ability to make our targeted monthly distributions depends primarily on whether we successfully manage the Managed Portfolio and achieve the returns described above.

          Equity Protection and the Put Contract

          In order to return the original issue price of our shares on or about the Termination Date, we will, as soon as practicable following closing, purchase cash settled S&P 100 index put options (previously defined collectively as the "Put Contract"). The Put Contract will provide us with a hedge against a decline in the value of the S&P 100. The Put Contract will give us the right, as of the Termination Date, to receive from the counterparties an amount equal to the gross proceeds of this offering, before any investment, less the value of such proceeds on the Termination Date, if they had been invested in the S&P 100 at our inception. The counterparties will settle the transaction by making a net cash payment to the Fund. Thus, the counterparties will pay us the decrease in value, if any, on the Termination Date, of the gross proceeds of this offering if such proceeds were invested in the S&P 100 at our inception.

          The following matrix provides a simple illustration of the correlation between the S&P 100, the value of the Managed Portfolio and the value of the Put Contract with a view to highlighting the function and equity protection provided by the Put Contract. For illustrative purposes only, simple numeric examples are provided for the value of both the gross proceeds of this offering invested in the S&P 100 and the Managed Portfolio as of the Termination Date. The examples assume an initial S&P 100 portfolio value of $100 and an initial Managed Portfolio value of $80.


---------------------------------------------------------------------
                 S&P 100 Decreases      S&P 100          S&P 100
                                       Unchanged        Increases
---------------------------------------------------------------------
    Managed          S&P = $80          S&P = $100        S&P = $120
   Portfolio         MP  = $60          MP  = $60         MP  = $60
   Decreases         PC  = $20          PC  = $0          PC  = $0
                           ---                --                --
                     FR  = $80          FR  = $60         FR  = $60
---------------------------------------------------------------------
    Managed          S&P = $80          S&P = $100        S&P = $120
   Portfolio          MP = $80          MP  = $80          MP = $80
   Unchanged          PC = $20          PC  = $0           PC = $0
                           ---                --                --
                      FR = $100         FR  = $80          FR = $80
---------------------------------------------------------------------
    Managed          S&P = $80          S&P = $100        S&P = $120
   Portfolio          MP = $100          MP = $100         MP = $100
   Increases          PC = $20           PC = $0           PC = $0
                           ---                --                --
                      FR = $120          FR = $100         FR = $100
---------------------------------------------------------------------

-----------------
Legend:

     S&P  = value of the gross proceeds of the offering invested in the S&P 100 at the inception of the Fund.
     MP   = value of the Managed Portfolio

     PC   = value of the Put Contract
     FR   = funds returned to investors on the Termination Date

          The value of the Put Contract will be affected primarily by the value of the S&P 100 and by other factors that generally affect the value of put contracts. If the value of the S&P 100 increases, the value of the Put Contract is expected to decrease because the Put Contract requires the counterparties to pay us only if the value of our position in the S&P 100 is below the gross proceeds of the offering at the Termination Date. In addition, when interest rates increase or when dividend yields on the stocks in the S&P 100 decrease, the value of the Put Contract is expected to decrease. Further, we expect the value of the Put Contract to decrease as anticipated fluctuations in the future value, or volatility, of the S&P 100 decrease. Conversely, the value of the Put Contract is expected to increase over time if the S&P 100 is less than its value at our inception. Because the counterparties to the Put Contract are responsible for paying us, on the Termination Date, the decrease in value, if any, of the gross proceeds of this offering invested at inception in the S&P 100, the performance of the individual stocks in our Managed Portfolio has somewhat limited bearing on our ability to protect invested capital. See "Risk Factors--Risks Related to the Offering--Loss of Full Capital Repayment--Put Contract" and "Risk Factors--Risks Related to the Offering--Loss of Full Capital Repayment--Put Contract Counterparty Credit Risk."

          The counterparties to the Put Contract will have long-term counterparty ratings of "AA-" from S&P and "Aaa" from Moody's. However, our ability to pay the original issue price of our shares may be affected by the future creditworthiness of the counterparties to the Put Contract and the extent to which such counterparties satisfy their obligations under the Put Contract.

          OUR ABILITY TO RETURN THE ORIGINAL ISSUE PRICE OF OUR SHARES WHEN THE VALUE OF THE S&P 100 ON OR ABOUT THE TERMINATION DATE IS LESS THAN ITS VALUE AT OUR INCEPTION DEPENDS UPON THE CREDIT QUALITY OF THE COUNTERPARTIES UNDER THE PUT CONTRACT AND ON THE ABILITY OF THE ADVISER TO ENSURE THAT THE VALUE OF THE MANAGED PORTFOLIO AT THE TERMINATION DATE AT LEAST EQUALS THE VALUE OF THE GROSS PROCEEDS OF THE OFFERING AT THE TERMINATION DATE HAD SUCH PROCEEDS BEEN FULLY INVESTED IN THE S&P 100 AT OUR INCEPTION.

          We will effect the Put Contract by entering into with the counterparties (i) the International Swaps and Derivatives Association, Inc.'s ("ISDA") Master Agreement (Multicurrency-Cross Border) (including the Schedule thereto) and the ISDA Credit Support Annex thereto and (ii) a letter agreement confirming the terms and conditions of the Put Contract (the "Confirmation"). The Confirmation will provide that the exercise date and time of the Put Contract is 4:30 p.m. (local time in New York) on the Termination Date. If we choose to exercise the Put Contract, the counterparties will settle by making net cash payments. The settlement price will be the official closing level of the S&P 100 as published by The New York Stock Exchange, or any successor to such exchange or quotation system, at 4:30 p.m. on the Termination Date.

          The terms of the Put Contract provide the Fund with the option, in its sole discretion, to unwind $500,000 or more of its position, in whole or in part, on five separate occasions between the inception date of this offering and the Termination Date at no additional cost to the Fund. In the event that the Fund reduces its position in the Put Contract on more than five occasions, it will be required to pay the counterparties a total of $20,000 for each additional reduction. The Fund currently intends to partially unwind the Put Contract only in the event that it repurchases and cancels shares. If during any partial unwind of the Put Contract the value of the S&P 100 is below its value at the date of inception of this offering, the Fund will be entitled to receive the market value of the settled position in the Put Contract from the counterparties.

          S&P 100

          The S&P 100 is maintained by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc., and is a capitalization-weighted index of 100 stocks issued by companies selected so as to represent a broad range of industry segments within the U.S. economy. The S&P 100 is a market-weighted index (an index in which the weighting of each security is based on its market capitalization), which means the largest stocks represented in the index have the most effect on the index's performance. The largest stocks in the index have many times the effect of other stocks in the index. The index does not reflect the payment of dividends on the stocks underlying it.

S&P is under no obligation to maintain the S&P 100. S&P's selection of a stock for the S&P 100 does not mean that S&P believes the stock to be an attractive investment. Over time, the S&P 100 is expected to be rebalanced as a result of capital changes (e.g., mergers, spin-offs, or a change in the business or character of a component company). If S&P ceases to maintain the S&P 100, we may take such action as is determined by the Board, in consultation with the Adviser, in order to continue to operate the Fund in accordance with its investment objectives and investment strategy, including, without limitation, replacing the index with an equivalent replacement or substitute index. Upon any selection of a replacement or substitute index, and/or modification of the Put Contract to reflect such a change, notice thereof will be given to our shareholders.

          The Adviser expects to enter into a non-exclusive license agreement with S&P prior to the offering of shares providing for the license to the Adviser, in exchange for a fee, of the right to use the S&P 100 as a component of certain financial products including the Fund. The license agreement between S&P and the Adviser provides that the following language must be stated in this prospectus.

          S&P does not sponsor, endorse, sell or promote the Fund. S&P makes no representation or warranty, express or implied, to the shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 100 to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 100 which is determined, composed and calculated by S&P without regard to the Adviser or the Fund. S&P has no obligation to take the needs of the Adviser or the shareholders into consideration in determining, composing or calculating the S&P
100. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 100 OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SENTRY SELECT, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 100 OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 100 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

          Credit Facility

          We may establish a revolving line of credit and may borrow funds under the credit facility to buy additional investments for our Managed Portfolio. The amount that we borrow under our credit facility will be limited to 25% of our total assets. This borrowing limit may be amended by the Board without shareholder approval, subject to the Investment Company Act asset coverage requirement, under which the value of an investment company's total assets must equal at least 300% of its indebtedness. We intend to borrow funds at a lower rate of interest than the expected rate of return on an investment financed by the borrowed funds. See "Other Risks--Borrowing." Additional information regarding our potential credit facility is provided in our SAI under the caption "Additional Information on Investment Techniques of the Fund."

          Portfolio Selection and Management Philosophy

          We will invest our assets in equity securities and related put and call options except to the extent we hold cash or cash equivalents to maintain liquidity (for future investments, repurchases, monthly distributions, expenses or other obligations), to minimize the risk of losing principal or for other purposes. Our Managed Portfolio selection methodology is based on the proprietary model developed by the Adviser. Investment selection options generated by the Advisor's model are based on a combination of growth and value "screens" (tests based on certain growth or value characteristics or combinations of such characteristics) that seek to identify "eligible securities" that are undervalued relative to their growth prospects and that are suitable for our options writing program. An initial review utilizes a variety of screens, including return on equity, price to earnings, price to cash flow, sales growth and stock price volatility. The eligible securities are then evaluated for two criteria important with respect to our targeted monthly distributions objectives: volatility and liquidity. Higher volatility should result in higher premiums received in connection with the options writing program (permitting us to write fewer options). Greater liquidity should ensure efficient pricing of the options and will improve the flexibility of our Managed Portfolio.

          From this potential group further selected qualitative analysis is performed by the Adviser on the quality of the company's earnings, management's strengths and business model viability. This assists in determining how the selected companies may perform in current and expected economic conditions. Selected companies will typically demonstrate characteristics deemed attractive by the Adviser, such as pricing, leverage, technological advantage and dominant market positions.

          Once our Managed Portfolio is constructed, the Adviser intends to closely monitor the financial performance of the securities to assure that they continue to adhere to the investment mandate set out in our selection process. If a security fails to continue to meet the selection criteria, it may be removed from our Managed Portfolio.

          Representative Securities

          The table below sets out, as of April 30, 2002, information with respect to corporations included in the S&P 100 whose securities are securities in which we may invest as part of our Managed Portfolio (the "Representative Securities"): the share price; the market capitalization of the securities; the 10 year compound average annual growth rate, or CAGR, in the price of the securities for the period from April 30, 1992 to April 30, 2002 (unless otherwise noted); and the average 30-day volatilities in the price of the securities during such period.

             Current Securities of the S&P 100 as of April 30, 2002

                                                Share Price($) at  Market Cap ($)    10 Year
            Company (1)               Symbol    April 30, 2002    (in Millions)       CAGR     30-Day Volatility
            -----------               ------    --------------    -------------       ----     -----------------
3M Co.                                MMM            125.80          48,979.98         11%            28.0%
AES Corp.                             AES              8.02           4,282.83         -4%            69.7%
Alcoa Inc.                            AA              34.03          28,811.36         13%            26.4%
Allegheny Technologies                ATI             16.88           1,360.53        -13%            24.4%
American Electric Power               AEP             45.80          14,765.37          4%            21.2%
American Express                      AXP             41.01          54,992.32         20%            25.4%
American International Group          AIG             69.12         180,594.18         23%            17.2%
Amgen Inc.                            AMGN            52.88          54,941.74         22%            33.6%
Anheuser-Busch Corp.                  BUD             53.00          46,593.36         15%            16.5%
AOL Time Warner                       AOL             19.02          81,434.55         52%            47.0%
AT&T Corp.                            T               13.12          46,790.04         -2%            50.4%
Avon Products                         AVP             55.85          13,221.48         16%            19.5%
Baker Hughes Inc.                     BHI             37.68          12,690.59          6%            35.9%
Bank of America Corp.                 BAC             72.48         111,946.88         12%            17.1%
Bank One Corp.                        ONE             40.87          47,981.38          4%            19.2%
Baxter International Inc.             BAX             56.90          34,202.25         13%            23.4%
Black & Decker Corp.                  BDX             48.68           3,887.63          7%            24.7%
Boeing Company                        BA              44.60          37,406.24          7%            38.1%
Boise Cascade Co.                     BCC             33.87           1,967.51          4%            23.3%
Bristol-Myers Squibb                  BMY             28.80          55,776.24          5%            69.8%
Burlington North Santa Fe Corp.       BNI             27.49          10,529.25          6%            25.8%
Campbell Soup Co.                     CPB             27.61          11,314.05          5%            16.6%
Cigna Corp.                           CI             109.00          15,355.59         20%            19.2%
Cisco Systems Inc.                    CSCO            14.65         107,260.03         40%            58.9%
Citigroup Inc.                        C               43.30         223,661.82         29%            26.0%
Clear Channel Communications          CCU             46.95          28,147.42         31%            32.0%
Coca-Cola Co.                         KO              55.51         137,926.53         10%            19.1%

             Current Securities of the S&P 100 as of April 30, 2002

                                                Share Price($) at  Market Cap ($)    10 Year
            Company (1)               Symbol    April 30, 2002    (in Millions)       CAGR     30-Day Volatility
            -----------               ------    --------------    -------------       ----     -----------------
Colgate-Palmolive                     CL              53.01          29,003.04         16%            26.9%
Computer Sciences Corp.               CSC             44.85           7,663.97         15%            36.2%
Delta Air Lines                       DAL             27.71           3,414.76         -1%            45.5%
Dow Chemical Co.                      DOW             31.80          28,864.13          4%            30.0%
Du Pont (E.I.)                        DD              44.50          44,186.45          5%            35.3%
Eastman Kodak Co.                     EK              32.21           9,396.98          0%            25.4%
EL Paso Corp.                         EP              40.00          21,297.68         13%            29.2%
EMC Corp.                             EMC              9.14          20,321.73         43%            38.0%
Entergy Corp.                         ETR             46.40          10,343.86          6%            68.4%
Exelon Corp.                          EXC             54.30          17,453.11          8%            13.6%
Exxon Mobil Corp.                     XOM             40.17         272,858.66         10%            18.0%
FedEx Corp.                           FDX             51.67          15,419.31         17%            20.0%
Ford Motor Co.                        F               16.00          27,772.11          7%            27.4%
General Dynamics                      GD              97.09          19,542.86         20%            40.3%
General Electric                      GE              31.55         313,469.13         17%            21.7%
General Motors Corp.                  GM              64.15          35,956.01          7%            40.2%
Gillette Co.                          G               35.48          37,479.12         12%            25.8%
Halliburton Corp.                     HAL             16.99           7,401.06          4%            26.7%
Harrah's Entertainment                HET             49.16           5,580.20         22%            37.3%
Hartford Financial                    HIG             69.30          17,096.31         17%            28.0%
HCA Inc.                              HCA             47.79          23,377.29         11%            18.1%
Hewlett-Packard                       HWP             17.10          51,627.82          8%            23.9%
HJ Heinz Co.                          HNZ             41.99          14,711.32          6%            12.6%
Home Depot Inc.                       HD              46.37         108,971.86         21%            30.6%
Honeywell International Inc.          HON             36.68          29,892.95         10%            22.1%
International Business Machines       IBM             83.76         143,811.06         14%            31.2%
Intel Corp.                           INTC            28.61         191,772.83         33%            42.5%
International Paper                   IP              41.43          19,998.97          1%            38.9%
Johnson & Johnson                     JNJ             63.86         194,590.81         18%            30.3%
JP Morgan Chase & Co.                 JPM             35.10          69,856.02         12%            17.0%
Lehman Brothers Hldgs.                LEH             59.00          14,398.48         27%            31.6%
Limited Inc.                          LTD             19.16           9,941.63          6%            32.3%
Lucent Technologies                   LU               4.60          15,760.66         -4%            42.5%
May Department Store                  MAY             34.68           9,927.08          7%            79.2%
McDonald's Corp.                      MCD             28.40          36,123.78         10%            21.8%
Medimmune Inc.                        MEDI            33.40           8,334.17         22%            24.8%
Medtronic Inc.                        MDT             44.69          54,256.30         27%            55.0%
Merck & Co Inc.                       MRK             54.34         123,411.25          8%            21.3%
Merrill Lynch & Co.                   MER             41.94          35,774.74         21%            20.3%
Microsoft Corp.                       MSFT            52.26         283,012.10         28%            38.5%
Morgan Stanley, DW & Co.              MWD             47.72          52,490.38         22%            36.8%
National Semiconductor                NSM             31.52           5,649.08         12%            35.0%
Nextel Communications                 NXTL             5.51           4,205.99         -2%            47.2%
Norfolk Southern Corp.                NSC             21.43           8,316.73          0%           124.7%
Nortel Networks Corp.                 NT               3.40          10,934.40         -4%            52.8%
Oracle Corp.                          ORCL            10.04          55,131.82         40%            74.5%
PepsiCo Inc.                          PEP             51.90          91,762.99         12%            49.5%
Pfizer Inc.                           PFE             36.35         227,741.15         20%            17.8%
Pharmacia Corp.                       PHA             41.23          53,485.99         12%            26.3%
Philip Morris Co.                     MO              54.43         116,877.76          8%            24.9%

             Current Securities of the S&P 100 as of April 30, 2002

                                                Share Price($) at  Market Cap ($)    10 Year
            Company (1)               Symbol    April 30, 2002    (in Millions)       CAGR     30-Day Volatility
            -----------               ------    --------------    -------------       ----     -----------------
Procter & Gamble                      PG              90.26         117,302.80         13%            19.8%
RadioShack Corp.                      RSH             31.20           5,465.68         16%            15.9%
Raytheon Co.                          RTN             42.30          16,844.16          6%            25.4%
Rockwell Automation, Inc.             ROK             21.47           3,959.41          5%            34.0%
Sara Lee Corp.                        SLE             21.18          16,634.60          6%            36.6%
SBC Communications                    SBC             31.06         103,745.71          7%            17.9%
Schlumberger Ltd.                     SLB             54.75          31,596.28          7%            35.4%
Sears Roebuck & Co.                   S               52.75          16,605.70         12%            30.9%
Southern Co.                          SO              28.35          19,936.77         11%            28.1%
Texas Instruments                     TXN             30.93          53,644.93         30%            17.8%
Toys R US Hldgs. Cos.                 TOY             17.27           3,407.58         -6%            37.0%
Tyco International                    TYC             18.45          36,743.18         15%            28.6%
Unisys Corp.                          UIS             13.50           4,344.87          3%            92.2%
United Technologies                   UTX             70.17          33,180.52         18%            43.8%
U.S. Bancorp                          USB             23.70          45,387.87         34%            29.3%
Verizon Communications                VZ              40.11         108,986.85          6%            23.5%
Viacom Inc.                           VIA.B           47.10          83,528.39          0%            37.5%
Wal-Mart Stores                       WMT             55.86         248,645.48         16%            28.8%
Walt Disney Co.                       DIS             23.18          47,271.97          7%            19.8%
Wells Fargo & Co.                     WFC             51.15          87,391.67         18%            15.8%
Weyerhaeuser Co.                      WY              59.61          12,980.49          5%            26.4%
Williams Cos.                         WMB             19.10           9,856.92         15%            47.8%
Xerox Corp.                           XRX             8.85            6,389.70         -3%            43.5%
                                                                                       --            -----
Average                                                                                12%           33.2%

Source:  Bloomberg

------------------------

(1) In accordance with the provisions of the Investment Company Act, and the rules thereunder, the Fund must limit its investment in any company that is a broker, a dealer, is engaged in the business of underwriting, or is an investment adviser within the meaning of Section 12(d)(3) of the Investment Company Act, including Citigroup, JP Morgan Chase and Merrill Lynch.

          The information contained in the above section is provided for illustrative purposes only, is historical and is not intended to be, and should not be construed to be, a forecast, indication or projection as to the future trading levels or volatility of the Representative Securities. This information, as with the companies included in the S&P 100, is subject to change.

          Option Program

          With the assistance of the Sub-Advisor, we anticipate making extensive use of call and put options in connection with our Managed Portfolio. We may, from time to time, utilize cash equivalents to provide cover in respect of the writing of cash-covered put options, which is intended to generate additional returns and to reduce the net cost of acquiring the securities subject to the put options. We may, from time to time, employ call spreads, in which we will write a call option while simultaneously purchasing a call option on the same underlying security expiring at the same time or after the call written by the Fund. We may, from time to time, use put spreads, in which we will write a put option while simultaneously purchasing a put option on the same underlying security expiring at the same time or after the put written by the Fund. The use of options is intended to generate additional returns in connection with our Managed Portfolio. While options may increase returns, their effective use requires special skills, and they may be riskier than securities investment programs that do not incorporate options. Additional information regarding our Option Program is included in our SAI under the captions "Additional Information on Investment Techniques of the Fund" and "Additional Information on Options."

Portfolio Management Strategy

          The objective of the Fund is to provide shareholders with an annual stream of income targeted at 9% of the offering price ($20 per share) and to return to the shareholders the original offering price per share at the end of 10 years. To accomplish this goal, the Fund will:

o Invest in a managed portfolio of 30 to 50 securities selected from the S&P 100 composite index (previously defined as the "Managed Portfolio"). The Sub-Adviser intends to diversify the Managed Portfolio so that its performance will have a high degree (0.90 or higher) of correlation with the S&P 100.

o Sell covered call and put options on the securities in the Managed Portfolio to provide shareholders with income, pay expenses, and grow the Managed Portfolio.

o Purchase a long term (10-year) put option (previously defined as the "Put Contract") on the S&P 100 covering the gross proceeds (aggregate offering price) of the offering.

         While the Managed Portfolio will be subject to market risk, the selection of a diversified portfolio is expected to reduce individual company-specific risk and provide stability for the Managed Portfolio. However, the Fund expects to take advantage of the higher volatility of individual company stocks by writing covered calls on individual portfolio securities. The higher the volatility of the stock, the higher the premium paid to the Fund for writing the call. The objective is to construct a diversified portfolio that eliminates much of the company-specific risk and to have the sale of options on the individual stocks provide the Fund with sufficient cash to make planned distributions, pay expenses, and return to shareholders the offering proceeds ten years in the future. In addition, the Fund expects the Put Contract to provide stability to the Fund, particularly in the early years. Should the market decline, the value of the Put Contract will rise, offsetting some of the loss in net asset value that the Fund would normally experience because of the decline in value of securities in the Managed Portfolio.

                                  RISK FACTORS

          An investment in the Fund involves substantial risks. Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. The risks enumerated below, however, should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest. In addition, our SAI is available. As our investment program develops and changes over time (subject to limitations established by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

                         Risks Relating to the Offering

Failure to Pay Monthly Distributions or Equity Protection

          We may not be able to pay monthly distributions. The funds available for distribution to our shareholders will vary according to, among other things, the dividends paid on all of the securities comprising our Managed Portfolio, the level of option premiums received and the value of the securities comprising our Managed Portfolio. As the dividends received by us will not be sufficient to meet our objectives in respect of the payment of monthly distributions, we will depend on the receipt of option premiums and the realization of capital gains to meet those objectives. To meet our monthly distribution objectives, we need to generate returns from our Managed Portfolio substantially above those historically earned in the U.S. equities markets.

          We may not be able to achieve our equity protection objectives, or ensure that our Managed Portfolio will earn any return or will return to investors an amount in excess of the original issue price of the our shares.

Loss of Full Capital Repayment

          Repurchase

          Shareholders who have their shares repurchased prior to the Termination Date may forgo some of the benefit of the capital repayment provided by the Put Contract on the Termination Date and may, in some circumstances, receive a repurchase amount that is less than the original issue price.

          Put Contract

          We propose to enter into the Put Contract to seek to provide us with the means to return the original issue price of our shares to shareholders on the Termination Date. The possibility exists that the counterparties will default on their payment obligations under the Put Contract or that the proceeds of the Put Contract will be used to satisfy other liabilities of us, which liabilities could include obligations to third-party creditors in the event we have insufficient assets, excluding the proceeds of the Put Contract, to pay our liabilities. If the value of our Managed Portfolio at the Termination Date does not at least equal the Termination Date value of the gross proceeds of this offering invested in the S&P 100 in its entirety at our inception, we will be unable to return the gross proceeds of this offering to investors on the Termination Date.

          In the event of an early termination of the Put Contract, we may be unable to pay our shareholders an amount at least equal to the original issue price per share on the Termination Date. However, in the event of any early termination of the Put Contract, we will attempt to enter into additional put or other transactions in order to provide some measure of principal protection to enable us to pay to our shareholders the original issue price on or before the Termination Date. However, we cannot guarantee that we will be able to obtain such principal protection on commercially reasonable terms. See "Investment Objectives and Strategies, Principal Investment Strategies--Equity Protection and the Put Contract."

          Put Contract Counterparty Credit Risk

          We propose to enter into the Put Contract with counterparties that are rated "Aaa" by Moody's and "AA-" by S&P as of the date of this prospectus. In the event of early termination of the Put Contract and the entering into of additional put transactions, we will, to the best of our ability, do so only with counterparties that are rated Aaa or better by Moody's or AA- by S&P. OUR ABILITY TO MEET OUR INVESTMENT OBJECTIVE WHEN THE VALUE OF THE S&P 100 ON OR ABOUT THE TERMINATION DATE IS LESS THAN ITS VALUE AT OUR INCEPTION WILL DEPEND SIGNIFICANTLY ON THE ABILITY OF THE COUNTERPARTIES TO THE PUT CONTRACT TO MEET THEIR OBLIGATIONS.

Managed Portfolio Risk

         If the S&P 100 does not decline in value at the Termination Date from the date of inception, the Put Contract will have no value, meaning that our ability to return the original issue price of our shares to investors will depend solely on the investment management abilities of the Adviser and the Sub-Adviser.

Sensitivity to Interest Rates

          As we are targeting monthly distributions of $0.15 per share (9% per annum on the original issue price), the market price of our shares may be affected by the level of interest rates prevailing from time to time. In addition, prior to the Termination Date, our net asset value may be sensitive to interest rate fluctuations because the value of the Put Contract will fluctuate based on interest rates. In addition, any decrease in our net asset value resulting from an increase in interest rates may also negatively affect the market price of our shares. Shareholders who sell their shares prior to the Termination Date will therefore be exposed to the risk that our net asset value per share or the market price of our shares will be negatively affected by interest rate fluctuations.

Fluctuations in Net Asset Value

          Our net asset value per share and the funds available for distribution will vary according to, among other things, the value of our Managed Portfolio securities acquired by us, the value of the Put Contract (which is dependent on the value of the relevant index, the amount of time remaining until the Termination Date and our judgments as to the counterparties' ability to meet their obligations under the Put Contract), the dividends paid and interest earned on Managed Portfolio securities, the volatility of such securities and the levels of option premiums received and value of options we hold with respect to our Managed Portfolio. Fluctuations in the market values of the Managed Portfolio securities in which we invest may occur for a number of reasons beyond the control of the Adviser, Sub-Adviser or us.

          Over-weighting investments in certain sectors or industries of the U.S. stock market involves risk that we will suffer a loss because of general advances or declines in the prices of stocks in those sectors or industries. Although many investors and financial market professionals price options based on the "Black-Scholes Model" relied on by the Adviser and the Sub-Adviser, in practice, actual option premiums are determined based on market factors, including interest rate levels, and there is no assurance that the premiums predicted by such pricing model can be attained. Information regarding the "Black-Scholes Model" relied on by the Adviser and the Sub-Adviser is included in our SAI under the caption "Additional Information on Options."

          As with all closed-end funds, our shares may trade in the market at a premium or discount to our net asset value per share and there can be no assurance that our shares will trade at a price equal to our net asset value per share.

Borrowing

          If we borrow to enhance returns on our Managed Portfolio, our net asset value will tend to increase or decrease at a greater rate than if no such borrowing had occurred. If our investments decline in value or do not perform as well as we expected, the use of borrowing may result in capital losses or a decrease in net cash distributions to our shareholders.

          In addition, if the value of our Managed Portfolio or our total assets decreases such that our borrowing capacity decreases, we may be required to sell investments or close out option positions in order to stay within our borrowing limits. Such sales or closing out of positions may be required at prices which adversely affect the value of our Managed Portfolio and the return to us. The interest expense and banking fees incurred on our credit facility may exceed the incremental capital gains/losses and income generated by the incremental investment of debt proceeds in our Managed Portfolio.

Reliance on the Sub-Adviser

          The Sub-Adviser will assist the Adviser in managing our Managed Portfolio and running our Option Program in a manner consistent with our investment objectives, strategy and criteria. The employees of the Sub-Adviser who will be primarily responsible for option writing with respect to our Managed Portfolio have extensive experience in option writing. There is no certainty that such individuals will continue to be employees of the Sub-Adviser throughout the term of the Sub-Advisory Agreement. In addition, there is no certainty that the Sub-Advisory Agreement will not be terminated prior to the termination of the Fund.

Use of Options and Other Derivative Instruments

          We are subject to the full risk of our investment position in the securities comprising our Managed Portfolio, including those securities that are subject to outstanding call options, and those securities underlying put options written by us, should the market price of such securities decline. In addition, we will not participate in any gain on the securities that are subject to outstanding call options above the strike price of the options.

          There is no assurance that a liquid exchange or over-the-counter market will exist to permit the Fund to write covered call options or cash-covered put options or purchase cash-secured put options on desired terms or to close out option positions should we desire to do so. Our ability to close out our positions may also be affected by exchange-imposed daily trading limits on options or the lack of a liquid over-the-counter market. If we are unable to repurchase a call option that is in-the-money, we will be unable to realize our profits or limit our losses until such time as the option becomes exercisable or expires. In addition, upon the exercise of a put option, we will be obligated to acquire a security at the strike price, which may exceed the then-current market value of such security.

          In purchasing call or put options or entering into forward or future contracts, we are subject to the credit risk that our counterparty may be unable to meet its obligations.

                                   Other Risks

          Investing in the Fund will involve risks other than those associated with investments including those described below.

Operating History

          We are a newly organized entity with no previous operating history upon which investors can evaluate our performance. Special risks may apply during a fund's start-up period, including diversification levels lower than expected in an established portfolio and the risk of commencing operations under inopportune market conditions. Notwithstanding this, the Adviser and the Sub-Adviser have extensive experience managing investments employing investment strategies similar to that which we seek to pursue. However, the past performance of the Adviser and the Sub-Adviser provides no guarantee of future success.

Diversified Status

          We are a "diversified" investment company. This means that, with respect to 75% of the Fund's total assets, we may not invest more than 5% of the Fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities.

Closed-end Fund; Limited Liquidity; Repurchase Offers

          Because we are a closed-end investment company, our shares will not be redeemable at an investor's option nor will they be exchangeable for shares of any other fund. We may, however, offer to repurchase our shares from time to time in the discretion of our Board. See "Repurchases of Shares."

          Although our shares will be listed on a national securities exchange, there is currently no public market for our shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. If this listing is secured, our shares will be freely tradable on the exchange.

Experience and Location of the Adviser, the Sub-Adviser and the Trustees

          Our Adviser, Sub-Adviser and Trustees have no prior experience managing U.S. investment companies.

          Notwithstanding the fact that the Adviser and the Sub-Adviser have, by virtue of their respective registrations as advisers under the Investment Advisers Act, appointed the SEC as their agent for receipt of service of process, a substantial portion of the assets of the Adviser and the Sub-Adviser are located outside the United States, and the Trustees, as detailed in our SAI, are residents of Canada. As a result, it may be difficult for investors to rely in the United States upon judgment of courts of the United States predicated upon the civil liability of the Adviser, the Sub-Adviser or the Trustees, under the United States federal securities laws. There is doubt as to the enforceability in Canada by a court in original actions, or in actions to enforce judgments of United States courts, of civil liabilities predicated upon United States federal securities laws.

Tax Effect of the Put Contract

          Because the Put Contract offsets our risk of loss on our Managed Portfolio, the Managed Portfolio and the Put Contract will constitute a "straddle" for Federal income tax purposes. Individual stocks in the Managed Portfolio and certain other options written or acquired by us may likewise constitute straddles. Special tax rules applicable to straddles will require us to postpone recognition for tax purposes of losses incurred on sales of stock in the portfolio and on certain closing transactions in connection with the Put Contract and with any other options. As a result, we will not be able to reduce our income by such losses. This increases the probability that we will be required to make additional taxable distributions (which economically may be a return of capital) in order to comply with the distribution requirements. We may have to borrow in order to make these additional distributions. Furthermore, because our Managed Portfolio and the Put Contract will constitute a straddle, the straddle rules will require us to treat any gains recognized as a result of sales of stock in our Managed Portfolio as short-term capital gains to us even if the stock was owned by us for more than one year. If we make an election to apply an annual mark-to-market regime to our position (generally treating our positions for federal income tax purposes as if they were all sold at the end of the Fund's taxable year), this may reduce the impact of the straddle rules, although all of our actual and mark-to-market gains will be treated as ordinary income.

                             MANAGEMENT OF THE FUND

The Board

          The Board of the Trust has overall responsibility to establish and review our investment objectives and oversee our management and the Adviser on behalf of our shareholders. The Board has approved our investment program as described in this prospectus and our SAI. At least a majority of the Board are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). Trustees may be removed in accordance with the Trust Agreement upon the vote of a majority of our outstanding voting securities (as such term is defined in the Investment Company Act). See "Trustees and Officers" in our SAI for identities of the Trustees, brief biographical information regarding each of them, and other information regarding election of the Trustees and Board membership.

The Adviser

          The Adviser was incorporated under the laws of the Province of Ontario, Canada on March 20, 1986. It is engaged in the business of sponsoring and managing investment funds and closed-end trusts in Canada. The Adviser is responsible for implementing the investment policies of the investment funds and closed end trusts that it manages together with providing administrative services to such funds. The Adviser is registered as an investment adviser under the Investment Advisers Act. The offices of the Adviser are located at 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4. The Adviser currently intends to establish an office in the United States. As at July 31, 2002, the Adviser had approximately $550 million in assets under management.

          Under the supervision of the Board and pursuant to the Investment Advisory Agreement, the Adviser provides investment supervisory and administrative services to us, including serving as investment adviser for us. As necessary, the Adviser is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

The Sub-Adviser

          The Sub-Adviser was incorporated under the laws of the Province of Ontario, Canada on December 5, 1989. The Sub-Adviser is registered as an adviser under the Investment Advisers Act. The office of the Sub-Adviser is located at 5 Anewen Drive, Toronto, Ontario, Canada M4A IR9.

          Pursuant to the Sub-Advisory Agreement, under the supervision of the Adviser, the Sub-Adviser, which specializes in asset allocation and option strategies, will assist in making investment decisions for us with regard to our Managed Portfolio and advising the Adviser in matters relating to the Put Contract.

Portfolio Managers

          The following individuals have primary responsibility for managing the
Fund:

          Steven Misener joined the Adviser in July, 2002 as Vice-President, Equity Investments, bringing more than 18 years of portfolio management and research experience to the Adviser's investment management team. Prior to joining the Adviser, Mr. Misener has worked as a portfolio manager for a number of leading Canadian mutual fund companies. He was most recently the lead portfolio manager for the Signature Explorer Fund at C.I. Mutual Funds. He joined C.I. from BPI Financial Corp., where he worked from 1994 to 1999. During his tenure at BPI, he was the lead manager of a number of funds, including open and closed-end hedge funds, and Canadian small, mid and large capitalization equity and balanced funds. He received a Bachelor of Arts Degree from the University of Guelph, and graduated from the McMaster University School of Business. He received his Certified Financial Analyst ("CFA") designation in 1987.

          Glenn MacNeill joined the Adviser in April 1999 as Vice President, Investments. He has more than 25 years of financial experience, including portfolio management, corporate finance and equity/debt analysis. In 1997, Mr. MacNeill served as Energy Equity Analyst with Scotia Capital Markets, where he covered integrated oil companies and a selection of petroleum companies. In 1998, he served as an oil and gas research analyst with HSBC Securities. Prior to that, Mr. Mc Neill served as a portfolio manager with Imperial Life/Laurentian Financial Inc. for six years. He is a Professional Engineer and received a Bachelor of Science Degree in Mechanical Engineering from Queen's University in Kingston, Ontario. He has completed the Canadian Securities Course, the Conduct and Practices Handbook Course and the Partners, Directors and Officers Course of the Canadian Securities Institute.

          J. Alexander McIntyre is Vice President and Senior Portfolio Manager of the Adviser. Mr. McIntyre has more than 25 years of experience managing portfolios for high-net-worth individuals and charitable foundations and pooled fund portfolios. Prior to joining the Adviser, Mr. McIntyre spent 20 years with Jones Heward Investment Management Inc., a wholly-owned subsidiary of the Bank of Montreal, where he was a member of the Investment Policy Committee with responsibility for high yield investment including royalty and income trusts. He received a Bachelor of Arts Degree from the University of Toronto in 1974. He has completed the Canadian Securities Course, the Ontario Mortgage Brokers Course and the Canadian Options Course.

          John Sinkins is Senior Financial Analyst for the Adviser. He is currently the portfolio manager for Sentry Select's Defined Asset Funds. Prior to joining the Adviser, Mr. Sinkins worked for a financial planning firm. He graduated from the University of Toronto in 1988 with a Bachelor of Arts and was awarded his CFA designation from The Association for Investment Management and Research in 1998. He has also completed the Canadian Securities Course, the Conduct and Practices Handbook Course, Derivatives Fundamentals Course, the Options Licensing Course and the Partners, Directors and Officers Course of the Canadian Securities Institute.

          William Harris joined Sentry Select as a Portfolio Manager in January 2002. From 1992 to 2002, Mr. Harris was employed by TD Asset Management, most recently as an energy analyst. He is a CFA and received a Bachelor of Arts Degree in Economics from Dalhousie University in 1990.

          Ara Nalbandian is a Research Analyst at Sentry Select and is a registered Associate Advising Representative. He joined Sentry Select in 2000 after spending five years in the private client divisions of Richardson Greenshields, RBC Dominion Securities and BMO Nesbitt Burns. He was awarded the CFA designation from the Association for Investment Management and Research in 2000. Mr. Nalbandian is currently working towards the Derivative Market Specialist designation and has completed the Options Licensing Course, the Futures Licensing Course and the Options Strategies Course.

The Advisory Board

          The Adviser has established an Advisory board (the "Advisory Board") consisting of two members appointed by Sentry Select to provide advice in connection with investment funds advised by Sentry Select, including the Fund. The Advisory Board will assist Sentry Select in performing its services under the Investment

Advisory Agreement. The members of the Advisory Board are Richard Croft and Josef Schachter. The fees and expenses of the Advisory Board will be paid by the Adviser.

          Richard Croft is the President, Chief Executive and Secretary Treasurer of the Sub-Adviser and has been in the investment business for more than 25 years. Since 1993, he has been an investment counselor/portfolio manager providing personal portfolio management services to high net worth individuals and mutual funds. His portfolios provide diversification in sectors that he anticipates will outperform the market over the long term. In order to enhance returns and smooth out the fluctuations in the business cycle, he employs conservative option strategies based on a benchmarked portfolio objective. These strategies include covered call writing, cash covered put writing as well as long and short spread and combination strategies. Currently, he manages assets in excess of $140 million using investment strategies consistent with the Fund's objectives. Mr. Croft has taught and developed courses for the Competitive Options Trader and the Canadian Securities Institute. Mr. Croft currently writes for numerous publications, including the National Post, Investors Business Daily, Investment Executive, The Fundletter and The Money Letter and has authored several books on investments, including Aggressive Investing, Proven Strategies for Investments. He provides commentary on a number of web-sites related to option writing strategies and speaks extensively on portfolio management using options and asset allocation.

          Josef Schachter, CFA, CMA, is Principal of Schachter Asset Management and has over 25 years experience in the investment management industry and having served in senior equity portfolio management positions with insurance, mutual fund and trust organizations. Josef Schachter is renowned as one of Canada's most well respected portfolio managers in the oil and gas sector. In Calgary, Schachter Asset Management is closely in touch with developments and exploration plays in the oil patch as well as other resources industries. Mr. Schachter is often featured in the Globe and Mail, National Post and Wall Street Journal and is a regular commentator on Business World, a Canadian Broadcasting Corporation television program.

Custodian

          State Street Bank and Trust Company will serve as custodian for our portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with us. The offices of the State Street Bank and Trust Company are located at 2 Avenue de Lafayette, 6th Floor, Boston MA 02111-1724.

Transfer Agent

          EquiServe will serve as the transfer agent and registrar of our shares. The offices of EquiServe are located at P.O. Box 43010, Providence, RI 02940-3010.

                                FEES AND EXPENSES

Initial Expenses

          The expenses of this offering (including the costs of creating the Fund, the costs of printing and preparing this prospectus, our legal expenses, marketing expenses and legal and other out-of-pocket expenses incurred by the Distributors and certain other expenses) will, together with the sales load, be paid from the gross proceeds of this offering. The costs of organizing the Fund will also be paid from the gross proceeds of this offering. The organizational expenses will include the establishment of our credit facility and the Put Contract. The organizational and offering expenses are estimated to be approximately $880,000.

Fees and Other Expenses

          Pursuant to the terms of an investment advisory agreement, the Adviser is entitled to a fee at an annual rate of 1.10% of our net asset value plus an amount equal to an annual servicing fee payable to the Distributors. Fees payable to the Adviser will be calculated and payable monthly. The Adviser will pay to dealers the servicing fee (calculated and paid at the end of each calendar quarter) equal to 0.50% of our net asset value per share held by clients of the Distributors. The Adviser will pay to the Sub-Adviser a sub-advisory fee at an annual rate equal to 0.30% of our month-end net asset value.

          We will pay to the counterparties a one-time fee under the Put Contract of approximately 9% of the gross proceeds of this offering. The Adviser negotiated the terms of the Put Contract with the counterparties in our best interests, including the fees payable to the counterparties under the Put Contract. Based on the market conditions and the size of this offering, the Adviser believes that such fees are reasonable.

          We will pay for all expenses incurred in connection with the operation and administration of the Fund. It is expected that these expenses will include, without limitation: (a) mailing and printing expenses for periodic reports to our shareholders; (b) fees payable to the Independent Trustees; (c) fees payable to the Custodian for acting as custodian of our assets and performing certain administrative services; (d) fees payable to our registrar and transfer agent with respect to our shares; (e) banking fees and interest with respect to our credit facility; (f) fees payable to our auditors and legal advisers; (g) regulatory filing, stock exchange and licensing fees; and (h) expenditures incurred upon the termination of the Fund. Such expenses will also include expenses of any action, suit or other proceedings in which or in relation to which the Adviser, the Sub-Adviser or any Trustee is entitled to indemnity by us. The aggregate annual amount of these fees and expenses is estimated to be $358,000. We will also be responsible for all commissions and other costs of portfolio transactions and any extraordinary expenses which may be incurred by us from time to time. All such expenses will be subject to an annual independent audit, and the auditor's report will be provided to shareholders within 60 days after our year end.

                                     VOTING

          Each of our shareholders will have the right to cast a number of votes based on the number of shares held at any meeting of shareholders called by the Trustees or shareholders holding at least a majority of the total number of votes eligible to be cast by all shareholders. Shareholders will be entitled to vote on any matter on which holders of equity securities of a registered investment company organized as a corporation would be entitled to vote, including selection of Trustees, changes to our fundamental investment policies, and approval of the selection of any new investment adviser or sub-adviser to the Fund. Except for the exercise of their voting privileges, our shareholders will not be entitled to participate in the management or control of our business, and may not act for or bind us.

                            SUBSCRIPTIONS FOR SHARES

Subscription Terms

          We intend to accept initial and additional subscriptions for shares made prior to , 2002. All subscriptions are subject to the receipt of cleared funds into the escrow account, as more particularly described in the subscription documents of the Fund, in the full amount of the subscription, although the Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds. The investor must also submit a completed subscription agreement before the applicable subscription date, provided that the subscription agreement may require both earlier submission of the completed agreement and earlier receipt by us of cleared funds. We reserve the right to reject any subscription for shares and the Adviser may, in its sole discretion, suspend subscriptions for shares at any time and from time to time.

          The minimum initial investment in the Fund for each investor, including retirement plans, is $2,000.

          Except as otherwise permitted by the Fund, initial and any additional contributions to the capital of the Fund by you must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the discretion of the Adviser, we have no intention at present of accepting contributions of securities. If we choose to accept a contribution of securities, the securities would be valued in the same manner as we value our other assets.

                              REPURCHASES OF SHARES

          Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. However, no such repurchases or tender offers are contemplated at this time.

          There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares' trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Adviser currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act. See "Tax Considerations" for a description of the potential tax consequences of a share repurchase.

          In the event that the Fund repurchases its shares for cancellation it may, at its sole discretion, settle a portion of the Put Contract in order to match the corresponding reduction in the number of shares outstanding. The terms of the Put Contract provide the Fund with the option to unwind its put position, in whole or in part, on five separate occasions between the inception date of this offering and the Termination Date, at no additional cost to the Fund.

                               NET ASSET VALUATION

          Our net asset value on a particular date will be equal to the aggregate value of our assets less the aggregate value of our liabilities, including any income, net realized capital gains or other amounts payable to our shareholders on or before such date expressed in U.S. dollars at the applicable exchange rate on such date. Our net asset value per share on any day is obtained by dividing our net asset value on such day by the number of our shares then outstanding. The Board has established policies governing the determination of our net asset value, which are described in our SAI. Our net asset value per share will be calculated as of 4:15 p.m. (New York time) on each business day during the year. Such information will be provided by Sentry Select to our shareholders on request by calling toll-free 1-888-246-6656 or through the Internet at http://www.newcolonytrust.com and http://www.sentryselect.com.

                               TAX CONSIDERATIONS

          The Fund intends to qualify and elect to be treated as a regulated investment company taxable under Subchapter M of the Internal Revenue Code (the "Code") for each taxable year. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders, provided that it distributes to its shareholders at least 90% of the Fund's investment company taxable income and net short-term capital gains each year. The Fund intends to distribute sufficient income to meet this distribution requirement. Under the Code, if the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its net capital gain, then the Fund will be subject to a 4% tax on the undistributed amounts.

          Distributions of investment company taxable income and short-term capital gains ("ordinary dividend income") are taxable to the Fund's shareholders as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Ordinary income dividends paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations under the Code. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains to the Fund's shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned its shares. The maximum capital gains rate for individuals generally is 20%. It is anticipated that the Fund will not make any material amount of long-term capital gain distributions.

          The Fund may make distributions in excess of the Fund earnings and profits (as determined under U.S. federal income tax purposes), in which case such distributions would be treated as a tax-free return of a shareholder's investment to the extent of the shareholder's basis in its units. Any remaining excess generally would be treated as capital gain.

          When an investor sells the Fund's shares or has shares repurchased by the Fund, any gain or loss realized will generally be treated as a long-term capital gain or loss if the investor held the shares for more than one year, or as a short-term capital gain or loss if the investor held the shares for one year or less. However, as to shares sold or repurchased on which a long-term capital gain distribution has been received and which have been held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

          The Fund does not intend to operate so as to be permitted to "pass-through" to its shareholders credit for foreign taxes, if any, payable by the Fund.

          If an investor is eligible to participate in our dividend reinvestment plan and decides to enroll in such a plan, Fund distributions of ordinary income and capital gains, if any, will be reinvested in additional shares of the Fund without any sales charge. Whether taken as cash or reinvested, Fund distributions of dividends and capital gains will be taxable to investors in the Fund, unless an investor's shares are held in a qualified or tax-deferred plan or account.

          Each January, shareholders will be sent information on the tax status of any distribution made during the previous calendar year. Because each situation is unique, an investor should always consult his or her tax Adviser concerning the effect income taxes may have on the investor's individual investment.

          For a more detailed discussion of certain aspects of the taxation of the Fund, see "Taxes" in the SAI.

                              PLAN OF DISTRIBUTION

          Pursuant to an underwriting agreement between Investors Capital Corporation and us, the Distributor has agreed to offer our shares for sale, as agents of us, on a best efforts basis, if, as and when issued by us. The offering price per share is $20.00. The Distributor will receive a fee equal to 8.0% of the price of each share sold. The Distributor may form a sub-distributor group including other qualified investment dealers and determine the fee payable to the members of such group, which fee will be paid by the Distributor out of its fees. While the Distributor has agreed to use its best efforts to sell our shares offered under this prospectus, the Distributor will not be obligated to purchase shares that are not sold. The offices of Investors Capital Corporation are located at 2 Charles Street, Providence, RI 02904.

          In addition, the Fund has agreed to indemnify the Distributor against various civil liabilities, including liabilities under the Securities Act, or to contribute the payments that the Distributor may be required to make in respect of these liabilities.

          The Distributor is offering the shares subject to approval of legal matters by their counsel, including the validity of the shares and other conditions contained in the underwriting agreement, such as the receipt by the Distributor of officer's certificates and legal opinions. The Distributor reserves the right to withdraw or cancel offers to the public and to reject orders in whole or in part.

          The Fund has also agreed with the Distributor that neither the Fund not the Trust will, directly or indirectly, offer or sell, grant any option for sale of, or otherwise dispose of, or announce any intention to do so, in a public offering or by way of private placement, any additional shares or any securities convertible into shares without the prior consent of Investors Capital Corporation (such consent not to be unreasonably withheld) for a period of 120 days after the closing of the offering.

          The selling group advised the Fund that, pursuant to Regulation M under the Securities Exchange Act of 1934, as amended, certain persons participating in the offering may engage in transactions, including stabilizing bids, covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the shares at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of the shares. A "covering transaction" is a bid for or purchase of the shares on behalf of a member of the selling group to reduce a short position incurred by a member of the selling group in connection with the offering. A "penalty bid" is a contractual agreement whereby if, during a specified period after the issuance of the shares, a member of the selling group purchases shares in the open market for the account of the selling group and the shares purchased can be traced to a particular member of the selling group, the selling group may require the selling group member in question to purchase the shares in question at the cost price to the syndicate or may recover from (or decline to pay to) the selling group member in question any or all compensation (including the applicable management fee) applicable to the shares in question. As a result, a selling group member and, in turn, brokers may lose the fees that they otherwise would have earned from a sale of the shares if their customer resells the shares while the penalty bid is in effect. The selling group is not required to engage in any of these activities, and any such activities, if commenced, may be discontinued at any time.

          The Fund may terminate this offering at any time in its sole discretion. In particular, if subscriptions for a minimum of 1,000,000 of our shares have not been received within 60 days following the date of issuance of a final receipt for the prospectus or if the shares are not approved for listing on a national securities exchange, their offering will not proceed. Under the terms of the underwriting agreement, the Distributor or the Fund may, at its discretion on the basis of its assessment of the state of the financial markets and upon the occurrence of certain stated events, terminate the underwriting agreement. If the minimum offering is not achieved, the shares are not approved for listing on a national securities exchange or if the closing of the offering does not occur for any other reason, subscription proceeds received from prospective purchasers will be returned to such subscribers promptly by the escrow agent without interest or deduction. Subscriptions for our shares will be received subject to rejection or allotment in whole or in part. The Distributor reserves the right to close the subscription books at any time without notice. Closing will take place on , 2002 or such later date that is on or before , 2002 as may be agreed upon by the Fund and the Distributor.

          Proceeds from subscriptions will be held by State Street Bank and Trust Company in its capacity as escrow agent until closing.

                               DISTRIBUTION POLICY

          We intend to make monthly cash distributions to our shareholders of record on the last business day of each month. Such cash distributions will be made on approximately the 15th day following month end. Any long-term capital gains realized on investments by us will be paid to our shareholders only once a year.

          We intend to make monthly cash distributions targeted to be $0.15 per share ($1.80 per annum or 9% on the original issue price) to our shareholders of record on the last business day of each month. Such cash distributions will be made on approximately the 15th day following month end. The initial cash distribution is anticipated to be payable on , 2002 for the shareholders of record on , 2002, which, if the closing takes place on , 2002, will be in the amount of $0.15 per share. The Trust may also, in the discretion of the Adviser, make special distributions in cash or in our shares at any time in addition to monthly cash distributions, if it considers it appropriate, except that the Trust will not make special distributions when our net asset value per share is less than $20.00. The amount of the monthly distributions may fluctuate from month to month and there can be no assurance that the Trust will make any distributions in any particular month or months. In certain circumstances, we may sell securities and distribute the principal from our Managed Portfolio to our shareholders to meet the monthly cash distribution target.

          If, in any year after such distributions, there would otherwise remain in the Fund additional income or net capital gains, we intend, after December 14 but on or before December 31 of that year, to distribute such portion of the remaining income and gains as is necessary to ensure that we will not be liable for income tax thereon under the Code. See "Tax Considerations."

          The net asset value of each share held by a shareholder will be reduced by the amount of the distributions or dividends received by the shareholder from that share.

                         DISTRIBUTION REINVESTMENT PLAN

Purpose

          Our distribution reinvestment plan (the "Plan") allows shareholders to conveniently acquire additional shares by re-investing their cash distributions.

Participation

          Except as described below, a registered holder of shares is eligible to join the Plan at any time by completing an authorization form and sending it to the Fund, c/o Sentry Select Capital Corp., 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4, or such other address we may advise. If you have any questions regarding the Plan please call the Adviser toll-free at 1-888-246-6656. If shares are not registered in your own name, you may participate in the Plan after having shares transferred into your own name. An owner whose shares are held in a specific segregated registered account, such as with a bank, trust company or broker, may direct the bank, trust company or broker to enroll that account in the Plan with respect to those shares. Once a holder of shares has enrolled in the Plan, participation continues automatically unless terminated in accordance with the terms of the Plan. Participation in the Plan is not tax-free unless an investor's shares are held in a qualified or tax-deferred plan or account. See "Tax Considerations." Due to the administrative costs of maintaining the Plan on behalf of each shareholder, only shareholders who hold in excess of 500 shares will be permitted to participate in the Plan.

          Under the terms of the Plan, holders of shares may direct the Fund to re-invest monthly cash distributions on all the registered shares to acquire additional shares through the New York Stock Exchange, the American Stock Exchange or such other national securities exchange at prevailing market prices.

          A registered holder shall become a participant in the Plan as of the first cash distribution record date following receipt of a properly completed authorization form. If an authorization form is received after the record date for a particular distribution, the monthly cash distribution will be paid to the holder of the shares in the usual manner and participation in the Plan will commence with the next cash distribution record date. Cash distribution record dates are the last business day of each month.

          You should note that shares acquired outside the Plan may not be registered exactly the same as holdings enrolled in the Plan and, therefore, may or may not be automatically enrolled in the Plan. If you are purchasing
additional shares outside of the Plan, you are advised to contact    to confirm
whether or not those shares are to be enrolled in the Plan.

          We reserve the right to deny access to the Plan to any investors whose participation in the Plan is, in the discretion of the Adviser, considered detrimental to the Fund or the Plan.

Method of Purchase

          Cash distributions will be applied automatically on each cash distribution date to the purchase of existing shares offered on the New York Stock Exchange, the American Stock Exchange or such other national securities exchange for a period of 10 trading days following the cash distribution date. Cash distribution dates are expected to be on or around the 15th day following the last business day of each month. Your account will be credited with the number of shares that is equal to the amount to be invested divided by the applicable price. Full investment of funds under the Plan is possible because fractions of shares as well as whole shares are credited to a shareholders' account. Shares acquired pursuant to the Plan will be registered in the name of as administrator of the Plan on behalf of you.

Price of Shares

          The price at which you purchase shares under the Plan will be based upon the average price for which shares are acquired through the New York Stock Exchange, the American Stock Exchange or such other national securities exchange for a period of up to 10 trading days following the cash distribution date.

Costs

          There is no charge to you for reinvesting distributions. Brokerage commissions with respect to open market purchases in connection with the reinvestment of distributions will be paid by the Fund.

Administration

          will maintain an account for each participant in the Plan. A statement of account will be mailed to you approximately three weeks after each investment. This statement will set out the amount of cash distribution paid on shares for the relevant period, the total amount of any optional cash payments received from the shares for the relevant period, the total amount of any optional cash payments received from the shareholders during the period, the number of shares purchased through the Plan for the period, the applicable purchase price per share and the updated total number of shares being held for shareholders in the Plan. These statements are shareholders continuing record of the cost of purchases to be retained for income tax purposes. In addition, each shareholder will receive the appropriate information annually for reporting distributions for income tax purposes.

Share Certificates

          Generally, certificates for shares purchased through the Plan will be
held for shareholders by         and reported on the statement of account. This
service protects against loss, theft or destruction of share certificates. However, participants who require a share certificate but do not wish to terminate participation in the Plan may obtain a certificate for any number of whole shares held in their account by written request to on behalf of the Fund. A certificate will not be issued for a fraction of a share.

          Plan accounts are maintained in the names in which certificates were registered with the Fund at the time the shareholders enrolled in the Plan. Consequently, certificates for whole shares withdrawn from the Plan will be registered in exactly the same manner when issued.

          Shares being held for a participant in the Plan may not be pledged, sold or otherwise disposed of by a participant. If shareholders wish to do so, they must request that a certificate for the required number of shares be issued before such action may be taken. Certificates will generally be issued to shareholders within three weeks of receipt of a shareholder's written request. Both the new certificate shares and the shares remaining in the shareholder's account will continue under the Plan and cash distributions thereon will be reinvested.

Termination of Participation

          Participation in the Plan may be terminated by written notice to , signed by the registered holder or his or her agent. If such notice is not signed by the registered holder, sufficient evidence of another's authority to act on behalf of the registered holder must be supplied. If notice of termination is not received at least ten business days before a cash distribution date, settlement of the shareholder's account will not commence until after the next cash distribution date and after investment has been completed. Generally, a termination will be processed within three weeks of receipt of a written request for termination or within three weeks after a cash distribution date.

          When you terminate participation in the Plan or when the Plan is terminated by the Fund, you will receive a certificate for the whole shares, a cash payment for any fraction of a share and the return of any uninvested cash distributions, if any. The cash payment for any fraction of a share will be based on the price for shares utilized for the immediately preceding cash distribution and reinvestment.

                       does not sell shares or provide cash for any whole shares for shareholders. Shareholders in the Plan will be terminated upon receipt by of evidence of death of a participant. In such case, a certificate for the whole shares in the shareholders' account will be issued in the name of the deceased shareholders along with cash payments for any fraction of a share in the account and the return of any uninvested cash distributions, if any. Requests for issuance of a certificate and/or cash payment for a fractional share in the name of an estate must be accompanied by the appropriate documentation.

          After termination of shareholders in the Plan, cash distributions will be paid to the holder of shares in cash.

Disposition of Shares Held in Certificate Form

          If you sell or transfer shares of the Fund held in certificate form that are enrolled in the Plan, the Fund will continue to invest the cash distribution on shares being held for you in the Plan until notice of
termination is received by        on behalf of the Fund.

Offerings

          If the Fund makes available to you any rights to subscribe for additional shares or other securities, rights and certificates will be forwarded to you in proportion to the number of whole shares held for you in the Plan. Such rights will not be made available for any fraction of a share held for shareholders.

Share Voting

          Whole shares held for your account under the Plan are voted in the same manner as shares held in certificate form, either by proxy or by the participant in person. Shareholders will receive particulars and appropriate documentation along with the documentation delivered to registered holders of shares. Shares for which instructions are not received will not be voted.

Responsibilities of the Fund,         , the Adviser and the Sub-Adviser

          Neither the Fund,   , the Adviser or the Sub-Adviser shall be liable
for any act undertaken or omitted in good faith, including without limitation with respect to the prices used to calculate the number of shares acquired under the Plan or have any duties, responsibilities or liabilities, except as are expressly set forth in the Plan or are required by law. In particular, the Fund,
       , the Adviser and the Sub-Adviser must comply with all applicable laws now or hereafter in force which may impose a duty to permit any properly authorized party to have access to and examine and make copies of any records relating to the Plan.

          Shareholders should recognize that none of the Fund,     , the Adviser
or the Sub-Adviser can assure a profit or protect against loss on shares purchased under the Plan.

Amendment, Suspension or Termination of the Plan

          The Fund reserves the right to amend, to modify, to suspend or to terminate the Plan at any time, but such action shall have no retroactive effect which would prejudice your interests. Shareholders will be sent written notice of any such amendments, modification, suspension or termination. If the Plan is terminated by the Fund, shareholders will receive a certificate for whole shares being held for them, a cash payment for any fraction of a share and the return of any uninvested cash distributions, if any.

          All communications to the Fund or and requests for information
regarding the Plan, should be directed to:            , Attention:         .

                     PRIVACY NOTICE FOR INDIVIDUAL INVESTORS

          We may collect or capture nonpublic information about our shareholders from the following sources:

          o Forms, like our subscription booklet;

          o Oral conversations with our representatives;

          o Shareholder's transactions with us;

          o Electronic sources, such as the Advisor's Websites or e-mails; and

          o Bank accounts used for transfers and wires.

          We do not disclose any nonpublic personal information about our customers or former customers to non-affiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We restrict access to our shareholder's personal and account information to those employees who need to know that information to provide products and services to our shareholders. We also may disclose that information to unaffiliated third parties (such as the transfer agent or the Distributor) only as permitted by law and only as needed for us to provide agreed services to our shareholders. We maintain physical, electronic and procedural safeguards to guard nonpublic personal information.

                               GENERAL INFORMATION

Description of the Fund

          The Fund is the sole initial series of shares of the New Colony Investment Trust, which was established as a trust under the laws of the State of Delaware on May 9, 2002 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified, management company. The Fund has no operating history. The Fund's principal office is located at 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4. The Fund's prospectus and SAI are available upon request and without charge by writing to New Colony Equity Protection Income Fund at the address above, or by calling 1-888-246-6656.

                               TABLE OF CONTENTS


ADDITIONAL INVESTMENT POLICIES.................................................1

INVESTMENT RESTRICTIONS........................................................1

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND....................2

ADDITIONAL INFORMATION ON OPTIONS..............................................4

TRUSTEES AND OFFICERS..........................................................9

LIQUIDITY REQUIREMENTS........................................................15

CODE OF ETHICS................................................................15

INVESTMENT MANAGEMENT AND OTHER SERVICES......................................16

NET ASSET VALUATION...........................................................18

CALCULATION OF FEES...........................................................20

INDEPENDENT AUDITORS..........................................................20

CUSTODIAN AND ADMINISTRATOR...................................................20

TRANSFER AGENT AND DIVIDEND PAYING AGENT......................................20

LEGAL COUNSEL.................................................................20

PORTFOLIO TRANSACTIONS........................................................20

TAXES.........................................................................21

RETIREMENT PLANS..............................................................23

DESCRIPTION OF SHARES.........................................................24

FINANCIAL STATEMENTS..........................................................25

                        [INSIDE BACK COVER OF PROSPECTUS]

INFORMATION AND SERVICES

For More Information About New Colony Protected Equity Income Fund:

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information

This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (which means it is legally part of this prospectus).

Annual and Semiannual Reports

Additional information about the Fund's investment and performance is available in the Fund's Annual and Semiannual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

By Telephone:

Call Sentry Select toll-free:  1-888-246-6656

By Mail:

Sentry Select Capital Corp.
130 King Street West, Suite 2850
Toronto, Ontario, Canada M5X 1A4

On the Internet:

You can send us a request by e-mail or read or down-load documents on our websites: www.newcolonytrust.com or www.sentryselect.com.

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 202-942-8090) or the SEC's Internet website at www.sec.gov. Copies may be obtained upon payment of duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No broker-dealer, salesperson, or other person is authorized to give you any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations that anyone provides to you. This prospectus is an offer to sell or a solicitation of an offer to buy the securities it describes, but only under the circumstances and in jurisdictions where and to persons to which it is lawful to do so. The information contained in this prospectus is current only as of the date of this prospectus.

                           [back cover of Prospectus]

                            PROSPECTUS (NOT COMPLETE)
                             SUBJECT TO COMPLETION,
                               DATED JULY 31, 2002



                    NEW COLONY EQUITY PROTECTION INCOME FUND
                                   a series of
                           NEW COLONY INVESTMENT TRUST


                           Maximum of 3,750,000 Shares
                           Minimum of 1,000,000 Shares
                                $20.00 per Share





                          INVESTORS CAPITAL CORPORATION
                                   DISTRIBUTOR


Until      , 2002 (90 calendar days after the commencement of the offering), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the obligation of the selected broker-dealers to deliver a Prospectus in connection with each sale made pursuant to this offering.

ADVISER                                  INDEPENDENT AUDITORS

Sentry Select Capital Corp.              KPMG LLP



SUB-ADVISER                              CUSTODIAN

R.N. Croft Financial Group Inc.          State Street Bank and Trust Company



TRANSFER AGENT                           LEGAL COUNSEL

EquiServe                                Shearman & Sterling

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer is not permitted.


               STATEMENT OF ADDITIONAL INFORMATION (NOT COMPLETE)
                   SUBJECT TO COMPLETION, DATED JULY 31, 2002





                    NEW COLONY EQUITY PROTECTION INCOME FUND
                                   a series of
                           NEW COLONY INVESTMENT TRUST


                           Maximum of 3,750,000 Shares
                           Minimum of 1,000,000 Shares
                                $20.00 per Share



                        130 King Street West, Suite 2850
                        Toronto, Ontario, Canada M5X 1A4
                                 1-888-246-6656

          This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of the New Colony Equity Protection Income Fund (the "Fund"), the sole initial series of shares of New Colony Investment Trust (the "Trust") dated , 2002. A copy of the Prospectus may be obtained by contacting the Fund at the telephone number or address set forth above.

          Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

          The date of this SAI and the related Prospectus is , 2002.

                                TABLE OF CONTENTS


TABLE OF CONTENTS.............................................................1

ADDITIONAL INVESTMENT POLICIES................................................1

INVESTMENT RESTRICTIONS.......................................................1

ADDITIONAL INFORMATION ON
INVESTMENT TECHNIQUES OF THE FUND.............................................2

ADDITIONAL INFORMATION ON OPTIONS.............................................4

TRUSTEES AND OFFICERS.........................................................9

LIQUIDITY REQUIREMENTS.......................................................15

CODE OF ETHICS...............................................................15

INVESTMENT MANAGEMENT AND
OTHER SERVICES...............................................................16

NET ASSET VALUATION..........................................................17

CALCULATION OF FEES..........................................................19

INDEPENDENT AUDITORS.........................................................19

CUSTODIAN AND ADMINISTRATOR..................................................19

TRANSFER AGENT AND
DIVIDEND PAYING AGENT........................................................19

LEGAL COUNSEL................................................................19

PORTFOLIO TRANSACTIONS.......................................................20

TAXES........................................................................20

RETIREMENT PLANS.............................................................23

DESCRIPTION OF SHARES........................................................24

FINANCIAL STATEMENTS.........................................................24

                         ADDITIONAL INVESTMENT POLICIES

          The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is provided below. The Fund's investment adviser is Sentry Select Capital Corp. ("Sentry Select " or the "Adviser").

          Unless otherwise specified, percentage limitations shall be applied at the time of investment. Therefore, these percentages could be exceeded due to fluctuations in the value of the Fund's portfolio securities or liquidation of portfolio securities to pay expenses or fulfill repurchase requests.

                             INVESTMENT RESTRICTIONS

          The Fund's stated fundamental policies, listed below, may not be changed without the vote of a majority of the Fund's outstanding voting securities. Under the Investment Company Act, the vote of a majority of the outstanding securities of an investment company, such as the Fund, means the vote, at an annual or special meeting of the security holders of the Fund, duly called, of 67% or more of the voting securities present at the meeting, if the holders of not more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or of more than 50% of the outstanding voting securities of the Fund, whichever is less. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. The Fund's fundamental investment restrictions are as follows:

          (1) The Fund will not, with respect to 75% of the value of its total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer.

          (2) The Fund will not invest 25% or more of the value of its total assets in the securities other than U.S. Government securities of issuers engaged in any single industry, measured at the time of the investment.

          (3) The Fund will not issue senior securities representing stock except that, to the extent permitted by the Investment Company Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions, and (b) the Fund may borrow money from banks for cash management purposes, temporary or emergency purposes or in connection with repurchases of, or tenders for, its shares.

          (4) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the disposition of its portfolio securities.

          (5) The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

          (6) The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

          (7) The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by funds that invest or deal in real estate.

          The Fund is subject to certain investment criteria that, among other things, limit the equity securities and other securities the Fund may acquire for the Managed Portfolio. None of these criteria, however, is fundamental and all may be changed by the Board of Trustees without approval by, or notice to, the shareholder. The Fund's investment criteria provide that the Fund may:

          (1) purchase securities of an issuer if such securities are issued by corporations selected from the S&P 100;

          (2) purchase debt securities only if such securities are "cash equivalents";

          (3) write a call option in respect of any security if such security is actually held by the Fund at the time the option is written;

          (4) dispose of any security included in the Fund's Managed Portfolio that is subject to a call option written by the Fund only if such option has either terminated or expired;

          (5) write put options in respect of any security if (i) the Fund is permitted to invest in such securities, and (ii) so long as the options are exercisable, the Fund continues to hold cash equivalents sufficient to acquire the securities underlying the options at the aggregate strike price of such options;

          (6) reduce the total amount of cash equivalents held by the Fund, only if the total amount of cash equivalents held by the Fund remains an amount not less than the aggregate strike price of all outstanding put options written by the Fund;

          (7) purchase call options or put options in respect of any security held in the Managed Portfolio;

          (8)  use call spreads; and

          (9)  use put spreads.

           ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND

          Borrowing. The Fund may borrow money to purchase portfolio securities, to meet repurchase requests, and for portfolio management purposes. The Fund may also borrow money to pay operating expenses, including (without limitation) investment management fees. The Fund may establish a revolving line of credit (the "Credit Facility") and may borrow pursuant to the Credit Facility. The Fund intends to use the borrowing capability of the Fund in part to attempt to increase the potential returns of the Fund by taking advantage of the spread between the potential income on an additional investment within the Managed Portfolio and the cost of the borrowing, when market conditions are appropriate. It will do so either by purchasing securities on which it would then write covered call options, by purchasing securities in the expectation that they will increase in value or by purchasing cash equivalents in order to write cash covered put options. The use of borrowings for these or other investment purposes involves a high degree of risk because the return on an investment financed by borrowed funds must exceed the costs of borrowing those funds if the investment is to be profitable. Borrowing for investment purposes also increases the volatility of returns earned, because borrowing magnifies both gains and losses.

          The Fund expects that borrowings under the Credit Facility will be secured against all or a portion of the Managed Portfolio. Any Credit Facility will provide that the lenders' recourse against the Fund will be limited to the Managed Portfolio. This provision is intended to ensure that the borrowing under the Credit Facility will not adversely affect the benefits of the Put Contract to the Fund and the shareholders. Neither would it affect the counterparties, under the Put Contract. The Fund may borrow an amount up 25% of the value of all the assets of the Fund (the "Borrowing Capacity"). If the borrowings of the Fund at any time exceed the Borrowing Capacity, the Fund must immediately take such steps as may be necessary to reduce the amount of borrowings to an amount equal to or less than the Borrowing Capacity. The Fund will not borrow funds unless the Put Contract or a replacement agreement has been entered into. If the Put Contract is terminated early and not replaced, the Fund must take such steps to repay all borrowings within 30 days. The Credit Facility will provide that shareholders are in no circumstances and in no way responsible or liable for the obligations of the Fund. The standby fee for undrawn amounts payable by the Fund under the Credit Facility is anticipated to be 0.5% per annum. The initial interest rate payable by the Fund under the Credit Facility is anticipated to be a choice of floating rates, including the prime rate plus 0.5% per annum. The commitment fee payable by the Fund is anticipated to be 1% of the maximum amount available under the Credit Facility.

          While the credit facility limit of 25% of our total asset is subject to change by our Trustees without a shareholder vote, the Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness. This requirement means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness).

          The Fund's willingness to borrow money, and the amount it will borrow, will depend on many factors, the most important of which are the Fund's investment outlook, market conditions, and interest rates. Successful use of borrowing will depend on the ability of the Fund to analyze interest rates and market movements, and there is no assurance that a borrowing strategy will be successful during any period in which it is employed.

          The Board may modify the Fund's borrowing policies, including the percentage limitations, as well as the purposes of borrowings and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

          Covered Option Call Writing. The writing of call options by the Fund will involve the selling of call options in respect of some or all of the equity securities held in the Managed Portfolio. Such call options will be exchange traded options. Because call options will be written only in respect of equity securities that are in the Managed Portfolio or when the Fund simultaneously purchases a call option on the same underlying security expiring at the same time or after the short call, and because the investment criteria of the Fund prohibit the sale of securities subject to an outstanding option, the call options will be covered at all times.

          The holder of a call option purchased from the Fund will have the option, exercisable during a specific time period or at expiration, to purchase the securities underlying the option from the Fund at the strike price per security. By writing call options, the Fund will receive option premiums, which are generally paid within one business day of the writing of the option. If at any time during the term of a call option or at expiry, the market price of the underlying securities is above the strike price, the holder of the option would likely exercise the option and the Fund will be obligated to sell the securities to the holder at the strike price per security. Alternatively, the Fund may repurchase a call option which is in-the-money by paying the market value of the call option. If, however, the option is out-of-the-money at expiration of the call option, the holder of the option will likely not exercise the option, the option will expire and the Fund will retain the underlying security. In each case, the Fund will retain the option premium. See "Additional Information on Options."

          The amount of the option premium depends upon, among other factors, the volatility of the price of the underlying security. Generally speaking, the higher the volatility, the higher the option premium. In addition, the amount of the option premium will depend upon the difference between the strike price of the option and the market price of the underlying security at the time the option is written. The lower the amount by which the strike price exceeds the market price, the more likely it is that the option will become in-the-money during the term and, accordingly, the greater the option premium. See "Additional Information on Options."

          If a call option is written on a security in the Managed Portfolio, the amounts that the Fund will be able to realize on the security during the term of the call option will be limited to the dividends received prior to the exercise of the call option during such period plus an amount equal to the sum of the strike price and the premium received from writing the option. In essence, the Fund will forego potential returns resulting from any price appreciation of the security underlying the option being above the strike price in favor of the certainty of receiving the option premium.

          Cash-Covered Put Options, Utilization of Cash Equivalents. The Fund may, from time to time, hold a portion of its assets in cash equivalents. The Fund may also, from time to time, utilize such cash equivalents, to provide cover in respect of the writing of cash-covered put options, which is intended to generate additional returns and to reduce the net cost of acquiring the securities subject to the put options. Such cash-covered put options will only be written in respect of securities in which the Fund is permitted to invest. See "Investment Restrictions."

          The holder of a put option purchased from the Fund will have the option, exercisable during a specific time period or at expiration, to sell the securities underlying the option to the Fund at the strike price per security. By selling put options, the Fund will receive option premiums, which are generally paid within one business day of the writing of the option. The Fund, however, must maintain cash equivalents in an amount at least equal to the aggregate strike price of all securities underlying the outstanding put options that it has written, or have purchased put options on the same underlying securities expiring at the same time as or after the expiry time of the short puts. If at any time during the term of a put option or at expiry, the market price of the underlying securities is below the strike price, the holder of the option may exercise the option and the Fund will be obligated to buy the securities from the holder at the strike price per security. In such case, the Fund will be obligated to acquire a security at a strike price which exceeds the then current market value of such security. If, however, the option is out-of-the-money at the expiration of the put option, the holder of the option will likely not exercise the option and the option will expire. In each case, the Fund will retain the option premium.

          Restricted and Illiquid Securities. The Fund may not invest in illiquid securities.

          Bank Obligations. The Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers' acceptances. Certificates of deposit and time deposits are negotiable certificates issued against fund deposited in a commercial bank for a definite period of time and earning a specified return. Bankers" acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, and meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in these instruments are limited to obligations of domestic banks (including their foreign branches) and to U.S. and foreign branches of foreign banks having capital surplus and undivided profits in excess of $100 million.

                        ADDITIONAL INFORMATION ON OPTIONS

          Call Option Pricing. Many investors and financial market professionals price call options based on the Black-Scholes Model. In practice, however, actual option premiums are determined in the marketplace and there can be no assurance that the values generated by the Black-Scholes Model can be attained in the market.

          Under the Black-Scholes Model (modified to include dividends), the primary factors which affect the option premium received by the seller of a call option are the following:

o  the volatility of the price of the         The volatility of the price of a
   underlying security                        security measures the tendency of
                                              the price of the security to vary
                                              during a specified period. The
                                              higher the price volatility, the
                                              more likely that the price of that
                                              security will fluctuate (either
                                              positively or negatively) and the
                                              greater the option premium. Price
                                              volatility is generally measured
                                              in percentage terms on an
                                              annualized basis, based on price
                                              changes during a period of time
                                              immediately prior to or "trailing"
                                              the date of calculation.

o  the difference between the strike          The smaller the positive
   price and the market price of the          difference (or the larger the
   underlying security at the time            negative difference), the greater
   the option is written                      the option premium.

o  the term of the option                     The longer the term, the greater
                                              the call option premium.

o  the "risk-free" or benchmark interest      The higher the risk-free interest
   rate in the market in which the option     rate, the greater the call option
   is issued                                  premium.

o  the dividends expected to be paid          The greater the dividends, the
   on the underlying security during          lower the call option premium.
   the relevant term

          Annualized Option Premiums. The table below illustrates the sensitivity of annualized option premiums from writing call options on securities to: (i) the average volatility of securities; and (ii) the excess of the strike price over the market price of securities expressed as a percentage of such market price at the time the options on the securities are written (or percentage out-of-the-money). The option premiums are expressed as a percentage and have been calculated using a Black-Scholes Model (modified to include dividends) based on the following assumptions:

          1. the range of volatility shown in the table approximates the range of the historical average volatility of securities between April 30, 1997 and April 30, 2002;

          2. all options are exercisable at maturity and are written at the same percentage out-of-the-money;

          3. all options have a term of 30 or 90 days, respectively (for illustrative purposes only - this assumption is not necessarily indicative of the terms for which and extent to which options will be written by the Fund); and

          4.   the risk-free or benchmark interest rate equals 1.751%.

          ANNUALIZED PREMIUMS FROM WRITING 30 AND 90 DAY CALL OPTIONS

                            AVERAGE VOLATILITY RANGE

----------------------------------------------------------------------------------------------------------------------
                          15%         20%        25%          30%         35%         40%         45%         50%
                         gross       gross      gross          gross     gross       gross       gross       gross
              % Out    annualized  annualized annualized  annualized   annualized  annualized  annualized  annualized
TIME          of the     option      option     option        option     option      option      option      option
               Money    premium     premium    premium      premium     premium     premium     premium     premium
----------------------------------------------------------------------------------------------------------------------
30 day           4%       5.3%       10.5%      16.4%       22.6%        29.1%       35.8%       42.5%       49.3%
30 day           2%      11.2%       17.7%      24.4%       31.2%        38.0%       44.9%       51.9%       58.8%
30 day           0%      21.0%       27.9%      34.9%       41.8%        48.8%       55.7%       62.7%       69.6%
----------------------------------------------------------------------------------------------------------------------
90 day           4%       5.9%        9.6%      13.4%       17.3%        21.3%       25.3%       29.3%       33.3%
90 day           2%       8.6%       12.5%      16.5%       20.5%        24.5%       28.5%       32.5%       36.5%
90 day           0%      12.1%       16.1%      20.1%       24.1%        28.1%       32.1%       36.1%       40.1%
----------------------------------------------------------------------------------------------------------------------

          The information set forth above is provided for illustrative purposes only and should not be construed as a forecast or projection. No assurance can be given that the annualized option premiums shown in this sensitivity analysis would ever be available or realized. The range of percentage out-of-the-money shown in the above table is based on the range generally utilized by the Sub-Adviser in writing call options. In practice, actual option premiums are determined in the market place and may not necessarily reflect the figures shown in these tables.

          Volatility History. The historical simple average of the trailing 30-day and 90-day volatility (expressed in percentage terms on an annualized basis) of the securities of the S&P 100, for the five years ended April 30, 2002, is as follows:

                       Historical Price Volatility of the
                  Representative Securities (30 day and 90 day)

                                      Low           High            Average
           S&P 100 (30 day)         26.0%          62.9%            40.8%
           S&P 100 (90 day)         29.6%          56.2%            41.6%

Chart


Source: Bloomberg


The information set forth above is provided for illustrative purposes only, is historical and is not intended to be, nor should it be construed as, a forecast, indication, or projection as to future volatility levels of the Representative Securities.

          Sensitivity Analysis. The table below represents an assessment of the sensitivity of the net return to shareholders from dividends and option premiums of the Fund (excluding any gains or losses on the Fund's portfolio investments, dividend increases or decreases and any amounts paid to close out in-the-money options) to: (i) the average volatility of the individual securities that may comprise the Managed Portfolio; and (ii) the excess of the strike price over the market price of the securities expressed as a percentage of such market price at the time the option is written (or percentage out-of-the money) using the Black-Scholes Model (modified to include dividends) based on the following assumptions:

          1.   the gross proceeds of the offering are $60,000,000;

          2. the amount originally invested, in the Managed Portfolio, including amounts borrowed under the Credit Facility, is $48,077,155 and is fully invested;

          3.   the total initial expenses are $882,845;

          4.   the total sales load payable is 8.00%;

          5. the cost of the Put Contract is 9.00% of the gross proceeds of the offering;

          6. the range of volatility shown in the table approximates the range of the historical 30-day and 90-day trailing average volatility of the securities of the Representative Securities;

          7. all call options are exercisable only at maturity and are written at the same percentage out-of-the-money;

          8. all securities comprising the Fund's Managed Portfolio are subject to 30-day or 90-day call options throughout the relevant period (for illustrative purposes only - this assumption is not necessarily indicative of the extent to which covered call options will be written by the Fund);

          9.   the risk-free or benchmark interest rate equals 1.751%;

          10. there are no realized capital gains or losses on the securities in the Managed Portfolio for the period during which the call options are outstanding;

          11.  the MER of the Fund is 2.60%;

          12.  the targeted distributions are 9.00%;

          13. the Fund draws upon the Credit Facility such that 10% of the gross proceeds of the offering ($6,000,000) is invested in the Managed Portfolio;

          14.  the interest expense of the Credit Facility is 7%; and

          15.  the term of the Fund is 10 years.

          As the information given below excludes any gains on the Managed Portfolio securities, to the extent that the value of the Managed Portfolio is greater than zero on the Termination Date, capital appreciation in the value of the Shares above their original issue price will have occurred.

          This information is provided for illustrative purposes only and should not be construed as a forecast or projection. No assurance can be given that the returns shown in this sensitivity analysis will ever be available or realized. The range of percentage out-of-the-money shown in the following table is based on the range expected to be utilized by the Sub-Adviser in writing call options.

                   Illustrative Distributions per $20.00 Share
                         (Annualized %, Net of Expenses)

                  Average Volatility Range (30-day and 90-day)

---------------------------------------------------------------------------------------------------------------------------
                       15%          20%         25%           30%          35%         40%          45%          50%
                   illustrative illustrative illustrative illustrative  illustrative illustrative illustrative illustrative
        % Out-of-   net option   net option   net option   net option    net option   net option   net option   net option
TIME    the-Money     premium     premium      premium      premium       premium      premium      premium      premium
---------------------------------------------------------------------------------------------------------------------------

30 day     4%          1.7%        5.9%         10.7%        15.8%         21.1%        26.4%        31.9%        37.4%
30 day     2%          6.5%       11.7%         17.2%        22.7%         28.3%        33.9%        39.5%        45.2%
30 day     0%         14.4%       20.1%         25.7%        31.4%         37.0%        42.7%        48.3%        54.0%
---------------------------------------------------------------------------------------------------------------------------
90 day     4%          2.2%        5.2%          8.3%        11.5%         14.7%        17.9%        21.2%        24.4%
90 day     2%          4.4%        7.6%         10.8%        14.1%         17.3%        20.6%        23.8%        27.1%
90 day     0%          7.2%       10.5%         13.7%        17.0%         20.2%        23.5%        26.7%        29.9%
---------------------------------------------------------------------------------------------------------------------------

          Futures and Options Transactions--Additional Regulation. The Fund's use of options and other derivative instruments may subject the Fund to additional regulations. Futures and options transactions by the Fund must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). The Fund intends to conduct its operations in compliance with CFTC Rule 4.5 under the

Commodity Exchange Act in order to avoid regulation by the CFTC as a commodity pool. Under CFTC Rule 4.5, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% liquidation limit. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

                              TRUSTEES AND OFFICERS

          The day-to-day business of the Fund is managed by the Fund's management and the Adviser under the direction, and in accordance with the investment objects, of the Board of Trustees. Subject to the provisions of the Fund's Trust Agreement and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility. The Trustees and officers of the Fund, their ages, their business addresses and a description of their principal occupations during the past five years are listed below. Unless otherwise indicated, the address of all persons below is 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4.

                             INDEPENDENT TRUSTEES(1)

                                                                                        Number of
                                                   Term of                             Portfolios in
                                                  Office and         Principal            the Fund             Other
                             Position(s) Held      Length of        Occupation(s)         Complex          Directorships/
    Name, Age and                With the            Time         During Past Five      Overseen by      Trusteeships held
      Address                    Company           Served(1)        (5) Years             Trustee            by Trustee
--------------------------   ----------------     -----------     ----------------     -------------    --------------------
John Nestor, 64                  Trustee           May 2002 to     President, John          1           Rich Tree, Inc.,
130 King Street West, Ste.                         date            Nestor &                             Sentry Select
2850                                                               Associates, a                        Capital Corp., NCE
Toronto, Ontario, Canada                                           management,                          Energy Assets (1993)
M5X 1A4                                                            financial                            Fund, NCE Oil & Gas
                                                                   consulting and                       (1993) Fund, NCE
                                                                   marketing company                    Energy Assets (1994)
                                                                   specializing in                      Fund, NCE Oil & Gas
                                                                   small to                             (1994) Fund, NCE
                                                                   medium-sized                         Energy Assets (1995)
                                                                   businesses since                     Fund, NCE Oil &Gas
                                                                   1972.                                (1995) Fund, NCE
                                                                                                        Energy Assets (1996)
                                                                                                        Fund, NCE Oil & Gas
                                                                                                        (1996) Fund, NCE Oil
                                                                                                        & Gas (1997) Fund,
                                                                                                        NCE Flow-Through
                                                                                                        (2000-1) Limited
                                                                                                        Partnership, NCE
                                                                                                        Flow-Through
                                                                                                        (2000-2) Limited
                                                                                                        Partnership, NCE
                                                                                                        Petrofund, NCE
                                                                                                        Flow-Through
                                                                                                        (2001-1) Limited
                                                                                                        Partnership, NCE
                                                                                                        Flow-Through
                                                                                                        (2001-2) Limited
                                                                                                        Partnership, NCE
                                                                                                        Strategic Energy
                                                                                                        Fund, Canada Wood
                                                                                                        Specialties Inc.,
                                                                                                        Sentry Select
                                                                                                        Diversified Income
                                                                                                        Trust, Franchise
                                                                                                        Bancorp, Inc.

Simon B. Scott, 63               Trustee           May 2002 to     Partner, Borden          1
130 King Street West, Ste.                         date LLP        Ladner since 1972;
2850                                                               Trustee,Sentry
Toronto, Ontario, Canada                                           Select Diversified
M5X 1A4                                                            Income Trust since
                                                                   1990; Director,
                                                                   Sentry Select
                                                                   Capital Corp. since

                                                           10

                                                                   1990; Trustee, New
                                                                   Colony Investment
                                                                   Trust since 1990.

John D. Shiry, 57                Trustee           May 2002 to     President and            1           NCE Energy Trust;
130 King Street West, Ste.                         date            Principal,                           NCE Resource (97)
2850                                                               Woodside                             Limited Partnership;
Toronto, Ontario, Canada                                           Research Ltd.                        NCE Flow-Through
M5X 1A4                                                            since                                (99) Limited
                                                                   June 1995.                           Partnership; NCE
                                                                                                        Flow-Through
                                                                                                        (2000-1)Limited
                                                                                                        Partnership; NCE
                                                                                                        Flow-Through
                                                                                                        (2000-2) Limited
                                                                                                        Partnership; NCE
                                                                                                        Flow-Through
                                                                                                        (2001-1) Limited
                                                                                                        Partnership; NCE
                                                                                                        Flow-Through
                                                                                                        (2001-2) Limited
                                                                                                        Partnership
Peter Alfred Thompson, 50        Trustee           May 2002 to     President and Chief       1
c/o Caribbean Utilities                            date            Executive Officer,
Company, Ltd.                                                      Caribbean Utilities
457 North Sound Road                                               Company, Ltd. since
PO Box 38 GT                                                       April 1986.
Grand Cayman, Cayman Islands

Donald Joseph Worth, 69          Trustee           May 2002 to     Independent               1          Sentry Select
130 King Street West, Ste.                         date            businessman; Vice                    Capital Corp.,
2850                                                               President, Global                    Sentry Select
Toronto, Ontario, Canada M5X                                       Mining Group of                      Blue-Chip Income
1A4                                                                Canadian Imperial                    Trust, Corner Bay
                                                                   of Bank of Commerce.                 Silver Inc.,
                                                                                                        Cornerstone Capital
                                                                                                        Resources Inc.,
                                                                                                        Labrador Iron Ore
                                                                                                        Royalty Income Fund,
                                                                                                        Royal Gold Inc.,
                                                                                                        Tiomin Resources Inc.


(1) Trustees who are not "interested persons" of the Fund as defined in the Investment Company Act. Each Trustee is appointed for an indefinite term.

                             INTERESTED TRUSTEES(1)


                                                                                        Number of
                                                   Term of                             Portfolios in
                                                  Office and         Principal            the Fund             Other
                             Position(s) Held      Length of        Occupation(s)         Complex          Directorships/
    Name, Age and                With the            Time         During Past Five      Overseen by      Trusteeships held
      Address                    Company           Served(1)        (5) Years             Trustee            by Trustee
--------------------------   ----------------     -----------     ----------------     -------------    --------------------
John Driscoll, 60                Trustee           May 2002 to     President and Chief      1             NCE Energy Assets
130 King Street West, Ste.                         date            Executive Officer,                     (1993) Fund, NCE Oil
2850                                                               Sentry Select                          & Gas (1993) Fund,
Toronto, Ontario, Canada M5X                                       Capital                                NCE Energy Assets
1A4                                                                Corporation,                           (1994) Fund, NCE Oil
                                                                   September 1997 to                      & Gas (1994) Fund,
                                                                   date; President,                       NCE Energy Assets
                                                                   NCE Resources Group                    (1995) Fund, NCE Oil
                                                                   (an organization of                    & Gas (1995) Fund,
                                                                   oil and gas                            NCE Energy Assets
                                                                   investment                             (1996) Fund, NCE Oil
                                                                   companies) since                       & Gas (1996) Fund,
                                                                   1984.                                  NCE Petrofund, NCE
                                                                                                          Energy Trust, NCE
                                                                                                          Oil & Gas (1997)
                                                                                                          Fund, NCE
                                                                                                          Flow-Through
                                                                                                          (2000-1) Limited
                                                                                                          Partnership, NCE
                                                                                                          Flow-Through
                                                                                                          (2000-2) Limited
                                                                                                          Partnership, NCE
                                                                                                          Flow-Through
                                                                                                          (2001-1) Limited
                                                                                                          Partnership, NCE
                                                                                                          Flow-Through
                                                                                                          (2001-2) Limited
                                                                                                          Partnership, NCE
                                                                                                          Strategic Energy
                                                                                                          Fund, Sentry Select
                                                                                                          Capital Corp., Sentry
                                                                                                          Select Diversified
                                                                                                          Income Trust, Sentry
                                                                                                          Select Blue-Chip
                                                                                                          Income Trust, Sentry
                                                                                                          Select Global Index
                                                                                                          Income Trust, Sentry
                                                                                                          Select Focused Growth
                                                                                                          & Income Trust,
                                                                                                          Commercial and
                                                                                                          Industrial Securities
                                                                                                          Income Trust

                                       12


Richard J. Zarzeczny, 53         Trustee           May 2002 to     President, Canadian      1             NCE Energy Trust,
130 King Street West, Ste.                         date            Enerdata, since May                    NCE General
2850                                                               1984.                                  Partners, NCE
Toronto, Ontario, Canada M5X                                                                              Petrofund, Sentry
1A4                                                                                                       Select Diversified.



(1) Each Trustee is appointed for an indefinite term. Mr. Driscoll is considered an "interested person" as he is President, Chief Executive Officer, a director and a controlling shareholder of the Adviser.


                                    OFFICERS

                                                  Term of Office          Principal
    Name, Age and            Position(s) Held     and Length of      Occupation(s) During
      Address                With the Company     Time Served        Past Five (5) Years
--------------------------   ----------------     --------------     --------------------
John Driscoll, 60               (See above)         (See above)          (See above)
130 King Street West, Ste.
2850
Toronto, Ontario, Canada M5X
1A4

John Vooglaid                Chief Financial        May 2002 to date     Chief Financial
                             Officer                                     Officer, of Sentry
                                                                         Select since September
                                                                         1997



                               Compensation Table
                       Fiscal Year Ending October 31, 2002

                             INDEPENDENT TRUSTEES(1)

                                    Aggregate                                                            Total
                                   Compensation               Pension or                              Compensation
                                   Paid or Owed               Retirement                              Paid or Owed
                                 From Registrant           Benefits Accrued       Estimated          From Registrant
                              for fiscal year ending       As Part of Fund      Annual Benefits       Fund Complex
Name of Person, Position         October 31, 2002             Expenses          Upon Retirement     Paid to Trustees
------------------------      ----------------------       ----------------     ---------------     ----------------
John Nestor                          $4,000                       n/a                  n/a               $4,000

Simon B. Scott                       $4,000                       n/a                  n/a               $4,000

John D. Shiry                        $4,000                       n/a                  n/a               $4,000

Peter A. Thompson                    $4,000                       n/a                  n/a               $4,000

Donald Joseph Worth                  $4,000                       n/a                  n/a               $4,000


                               INTERESTED TRUSTEES

                                    Aggregate                                                            Total
                                   Compensation               Pension or                              Compensation
                                   Paid or Owed               Retirement                              Paid or Owed
                                 From Registrant           Benefits Accrued       Estimated          From Registrant
                              for fiscal year ending       As Part of Fund      Annual Benefits       Fund Complex
Name of Person, Position         Octobber 31, 2002             Expenses          Upon Retirement     Paid to Trustees
------------------------      ----------------------       ----------------     ---------------     ----------------
John Driscoll                        $0                           n/a                  n/a               $0

Richard J. Zarzeczny                 $0                           n/a                  n/a               $0


(1) The Fund pays each Independent Trustee a fee of $500 per meeting of the Board and committees thereof, plus an annual retainer of $4,000. In addition, the Fund reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. Independent Trustees who are members of the Audit Committee and the Valuation Committee (described below) also receive a fee for each meeting attended. Other officers and Trustees of the Fund receive no compensation.

          Additional Information Regarding the Trustees. The following table sets forth information as of December 31, 2001 regarding ownership by the Trustees of the Shares of the Fund or any other fund in the same fund complex for which each is also a director or trustee. ("Fund complex" has the same meaning as in the footnote to the table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D =
$50,001 to $100,000; E = over $100,000.


                              INDEPENDENT TRUSTEES

                                                                     Aggregate Ownership of Equity
                           Dollar Range of Ownership of Equity    Securities in all Funds Overseen by
                              Securities in the Fund as of            Trustee in the Fund Complex
      Name                          December 31, 2001                   as of December 31, 2001
-------------------        -----------------------------------    -----------------------------------

John Nestor                                 A                                      A

Simon B. Scott                              A                                      A

John D. Shiry                               A                                      A

Peter A. Thompson                           A                                      A

Donald Joseph Worth                         A                                      A

                               INTERESTED TRUSTEES

                                                                      Aggregate Ownership of Equity
                            Dollar Range of Ownership of Equity    Securities in all Funds Overseen by
                                  Securities in the Fund               Trustee in the Fund Complex
    Name                         as of December 31, 2001                as of December 31, 2001
________________________    ___________________________________    ___________________________________

John Driscoll                              A                                       A
Richard A. Zarzeczny                       A                                       A

          Interested Trustees and officers of the Fund also may be trustees/ directors and officers of some or all of the other investment companies managed by the Adviser or its affiliates. [None of the Independent Trustees has held any other position with (i) the Fund, (ii) an investment company advised by, controlled by or under common control with the Adviser or the Fund's principal distributor, (iii) the Adviser or the Fund's principal distributor or other affiliate of the Fund, or (iv) any person controlling, controlled by or under common control with the Adviser or the Fund's principal distributor. None of the Independent Trustees owns, beneficially or of record, securities issued by (i) the Adviser or the Fund's principal distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Fund's principal distributor. None of the Independent Trustees (or the immediate family of any of them) own securities of the Adviser or the Fund's principal distributor (or of any of their affiliates).]

          The Fund and the Adviser, and its principal distributor, Investors Capital Corporation, have adopted a code of ethics under rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund, with certain exceptions.

          While the Trust is a Delaware business trust, certain of its Trustees and officers are non-residents of the United States and may have all, or a substantial part, of their assets located outside the United States. None of the officers or Trustees has authorized an agent for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon non-U.S. Trustees or officers within the United States or effectively to enforce judgments of courts of the United States predicted upon civil liabilities of such officers or Trustees under the federal securities laws of the United States.

          The Valuation Committee of the Board has the power to determine the value of securities and assets owned by the Fund and determine the public offering price at which shares of the Fund will be issued and sold. The current members of the Valuation Committee are [ ]. The Corporate Governance and Nominating Committee of the Board has the power to nominate trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act, and to nominate officers of the Fund and appoint officers of the Fund to serve until the next meeting of the Board succeeding such action. The current members of the Corporate Governance and Nominating Committee are [ ]. The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices and internal controls and to recommend the selection, retention, or termination of the Fund's auditors. The current members of the Audit Committee are [ ]. All actions taken by a Committee of the Board will be recorded and reported to the full Board at its next meeting following such action.

                             LIQUIDITY REQUIREMENTS

          The Fund's portfolio is not subject to any minimum liquidity requirement, other than those established in connection with our Option Program. See "Investment Restrictions."

                                 CODE OF ETHICS

          The Fund and the Adviser each has adopted a code of ethics as required by applicable law, which is designed to prevent affiliated persons of the Fund and the Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics is available on the EDGAR database and may be examined on the Internet from the SEC's website at http://www.sec.gov. In addition, each code of ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

          The Board. The Board of the Trust has overall responsibility to manage and control the business operations of the Fund on behalf of the shareholders and to monitor and oversee the Fund's investment program. The Board has approved the Fund's investment program as described in this Prospectus and the SAI. In accordance with the Investment Advisory Agreement and under the supervision of the Board of Trustees, the day-to-day management and control of the business operations of the Fund are performed by the Fund's management and the Adviser. At least a majority of the Board is and will be Independent Trustees. Trustees may be removed in accordance with the Trust agreement upon a majority vote of the outstanding voting securities of the Fund, as defined in the Investment Company Act. See "Trustees and Officers" for identities of the Trustees, executive officers of the Fund, brief biographical information regarding each of them, and other information regarding election of the Trustees and Board membership.

          The Adviser. Under the supervision of the Board and an investment advisory agreement ("Investment Advisory Agreement") with the Fund, the Adviser provides supervisory and administrative services to the Fund, including supervision of the Fund's investment program and the Sub-Adviser.

          The Advisor's address is 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4. The Adviser was incorporated under the laws of the Province of Ontario on March 20, 1986. It is engaged in the business of sponsoring and managing investment funds in Canada. The Adviser is responsible for implementing the investment policies of the investment funds and closed-end trusts that it manages together with providing administrative services to such funds. The Adviser is registered as an investment adviser under the Investment Advisers Act. As at July 31, 2002, the Adviser had approximately $550 million in assets under management.

          John Driscoll, a Trustee of the Fund, has a beneficial interest in the 76.7% of the issued and outstanding common shares of the Adviser. The remaining shares of the publicly traded Adviser are widely held.

          Subject to the supervision of the Fund's Board, the Adviser will: (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objective, policies, and limitations; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities for the Fund. In particular, the Adviser will be responsible for the market timing of purchases and sales and for strategies used in managing the Fund's investment portfolio. As necessary, Sentry Select is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges or other transaction costs.

          In performing its investment advisory services for the Fund, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical, and economic data and judgments regarding individual investments, general economic conditions and trends, and long-range investment policy. The Adviser will determine the securities, private equity, and debt interests, instruments, repurchase agreements, options, futures, and other investments and techniques that the Fund will purchase, sell, enter into, or use, and will provide an ongoing evaluation of the Fund's portfolio. The Adviser will determine what portion of the Fund's portfolio shall be invested in securities and other assets.

          The Investment Advisory Agreement provides that the Adviser will provide (either directly or through its delegate) portfolio management services, place portfolio transactions in accordance with policies expressed in the Fund's registration statement, assist the Fund generally in the conduct of its business, maintain or cause to be maintained necessary books and records of the Fund, furnish office space for the Fund's officers and employees, and render significant administrative services on behalf of the Fund (not otherwise provided by third parties) necessary for the Fund's operating as a closed-end investment company.

          Under the Investment Advisory Agreement, the Fund is responsible for other expenses, including fees payable to the Adviser and to any consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage, and other communications expenses; taxes and governmental fees; fees, dues, and expenses incurred by the Fund or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Fund's officers and employees; fees and expenses of the Fund's administrator and any custodian, subcustodian, transfer agent, and registrar, or dividend disbursing agent or any other agent of the Fund; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers, and other specialists, if any; expenses of preparing certificates and other expenses in connection with the issuance, offering, distribution, sale, or underwriting of shares issued by the Fund; expenses of registering or qualifying shares of the Fund for sale; expenses relating to investor and public relations; freight, insurance, and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of preparing and distributing prospectuses, statements of additional information, reports, notices, and dividends to shareholders; costs of stationery; costs of shareholders' and other meetings; litigation expenses; expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan); and other expenses.

          The Adviser is responsible for the payment of the compensation and expenses of all Trustees, officers, and executive employees of the Fund (including the Fund's interest of payroll taxes, if any) affiliated with the Adviser and making available, without expense to the Fund, the services of such Trustees, officers, and employees as may duly be elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of its other Trustees, officers and employees.

          The Investment Advisory Agreement further provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under such agreement. The Investment Advisory Agreement also provides that purchase and sale opportunities, which are suitable for more than one client of the Adviser, will be allocated by the Adviser in an equitable manner.

          The Investment Advisory Agreement remains in effect until , and will continue in effect from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board who are not parties to the Agreement or interested persons of any party to the Agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board or the holders of a majority of the outstanding voting securities of the Fund. The Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Adviser. The Agreement will automatically be terminated in the event of its assignment, as defined in the Investment Company Act, provided that an assignment to a corporate successor to all or substantially all of the Advisor's business or to a wholly owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Advisor's business will not be deemed to be an assignment for the purposes of the Agreement.

          The Fund will pay an asset-based fee to the Adviser for its management services at an annual rate of 1.10% of the Fund's month-end net assets, including assets attributable to the Adviser (or its affiliates) and before giving effect to any repurchases by the Fund of its shares. The fee is accrued monthly and paid monthly.

          The Sub-Adviser. Pursuant to the terms of a sub-advisory agreement (the "Sub-Advisory Agreement"), the Sub-Adviser, which specializes in asset allocation and option strategies, will assist in making investment decisions for the Fund with regard to the Managed Portfolio and advising the Adviser in matters relating to the Put Contract.

          The Sub-Adviser was incorporated under the laws of the Province of Ontario, Canada on December 5, 1989. The Sub-Adviser is registered as an adviser under the Investment Advisers Act. The offices of Sub-Adviser are located at 5 Anewen Drive, Toronto, Ontario, Canada M4A IR9.

          The Sub-Adviser is privately held and controlled by Richard N. Croft. For further information concerning Mr. Croft please see "Management of the Fund--The Advisory Board" in the Prospectus.

          The services to be provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement will include making investment decisions for the Fund with regard to the Managed Portfolio and advising the Adviser on the call option writing and put option writing program of the Trust, all in accordance with the investment objectives, strategy and criteria of the Fund. Execution of all Managed Portfolio transactions will be made by the Sub-Adviser. In the purchase and sale of securities for the Fund and the writing of option contracts, the Sub-Adviser will seek to obtain overall services and prompt execution of orders on favorable terms.

          Under the Sub-Advisory Agreement, the Sub-Adviser is required to act at all times on a basis which is fair and reasonable to the Fund, to act honestly and in good faith with a view to the best interests of the Adviser, the Fund and shareholders and, in connection therewith, to exercise the degree of care, diligence and skill that a reasonably prudent portfolio manager would exercise in comparable circumstances. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable in any way for any default, failure or defect in any of the securities of the Fund, nor shall it be liable if it has satisfied the duties and standard of care, diligence and skill set forth above. The Sub-Adviser will, however, incur liability in cases of wilful misconduct, bad faith, negligence or breach of its obligations under the Sub-Advisory Agreement.

          The Sub-Advisory Agreement may be terminated by the Adviser or the Sub-Adviser by providing the other party to the Sub-Advisory Agreement with no less than 60 days' written notice of such termination.

          The Sub-Adviser is entitled to fees for its services under Sub-Advisory Agreement which will be paid by the Adviser out of its management fee and will be reimbursed for all reasonable costs and expenses incurred by the Sub-Adviser on behalf of the Fund. In addition, the Sub-Adviser and each of its directors, officers, employees and agents will be indemnified by the Fund for all liabilities, costs and expenses incurred in connection with any action, suit or proceeding that is proposed or commenced or other claim that is made against the Sub-Adviser or any of its officers, directors, employees or agents in the exercise of its duties as Sub-Adviser, if they do not result from the Sub-Advisor's wilful misconduct, bad faith negligence or breach of its obligations and the Fund has reasonable grounds to believe that the action or inaction that gave rise to the claim was in the best interests of the Fund.

                               NET ASSET VALUATION

          The Net Asset Value on a particular date will be equal to the aggregate value of the assets of the Fund less the aggregate value of the liabilities of the Fund, including any income, net realized capital gains or other amounts payable to shareholders on or before such date expressed in U.S. dollars at the applicable exchange rate on such date. The Net Asset Value per share on any day is obtained by dividing the Net Asset Value on such day by the number of shares then outstanding. The Net Asset Value per share will be calculated as of 4:15 p.m. (New York time) ("Valuation Time") on each business day during the year. Such information will be provided by Sentry Select to shareholders on request by calling toll-free 1-888-246-6656 or through the Internet at http://www.sentryselect.com.

          The Net Asset Value per share will be calculated in accordance with policies established by the Board that typically require that:

          (a) the value of any cash on hand or on deposit, prepaid expenses, dividends receivable and interest accrued and not yet received will be deemed to be the face amount of such items, unless the Fund determines that another value properly represents their fair value;

          (b) bonds, debentures, notes, money market instruments and other debt securities will be valued by taking the bid price at the Valuation Time;

          (c) any common stock or other security that is listed or traded on a stock exchange will be valued at the sale price applicable to a board lot last reported at the Valuation Time on the principal stock exchange on which such security is traded or if no sale price is available at that time, the last closing price quoted for the security on another exchange. In the event that there is no sale, for a Valuation Time but the closing bid and ask prices are available, the security will be valued based on the average of such prices;

          (d) an option premium received by the Fund relating to a covered clearing corporation option, an option on futures or an over-the-counter option will, so long as the option is outstanding, be reflected as a deferred credit, which will be valued at an amount equal to the current market value of an option that would have the effect of closing the position; any difference resulting from revaluation will be treated as an unrealized gain or loss on investment. The deferred credit will be deducted in arriving at the Net Asset Value;

          (e) any security purchased, the purchase price of which has not been paid, will be included for valuation purposes as a security held, and the purchase price, including brokers' commissions and other expenses, will be treated as a liability of the Fund;

          (f) the value of a forward contract or of a futures contract including the Put Contract, will be the gain or loss with respect thereto that would be realized if, on the date on which Net Asset Value of the Fund is determined, the position in the forward contract or the futures contract, as the case may be, were to be closed out unless "daily limits" are in effect, in which case fair value will be based on the current market value of the underlying interest

          (g) margin paid or deposited in respect of futures contracts and forward contracts will be reflected as an account receivable and margin consisting of assets other than cash shall be noted as held as margin;

          (h) securities that are restricted as to transfer or disposition ("Restricted Securities") will be valued. In the event that reported quotations are not available, the Fund will value any Restricted Security on the basis of factors other than market value in accordance with procedures approved by the Board.

          (i) any security sold but not delivered, pending receipt of the proceeds, will be valued at the net sale price;

          (j) if any date on which Net Asset Value is determined is not a business day, then the securities comprising the Fund's portfolio and other assets of the Fund will be valued as if such date were the preceding business day;

          (k) if any investment cannot be valued under the foregoing rules or if the foregoing rules are at any time considered by the Trustees to be inappropriate under the circumstances, then, notwithstanding the foregoing rules, the Board of Trustees will make such valuation as it considers fair and reasonable;

          (l) the value of all assets of the Fund quoted or valued in terms of foreign currency, the value of all funds on deposit and contractual obligations payable to the Fund in foreign currency and the value of all liabilities and contractual obligations payable by the Fund in foreign currency will be determined using the applicable rate of exchange current at, or as nearly as practicable to, the applicable date on which Net Asset Value is determined; and

          (m) estimated operating expenses of the Fund will be accrued to the date as of which the Net Asset Value is being determined.

                               CALCULATION OF FEES

          If, consistent with the provisions of the Fund's Trust Agreement and currently effective Registration Statement, the determination of Net Asset Value is suspended or Net Asset Value is otherwise not calculated on a particular day, then, for purposes of calculating and accruing any fee payable by the Fund that is based on the Fund's Net Asset Value, such fee will be computed on the basis of the Net Asset Value of the Fund as last calculated.


                              INDEPENDENT AUDITORS

          KPMG LLP, whose principal business address is 99 High Street, Boston, MA 02110-2371, has been selected as independent auditor for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.

          When available, the Fund will furnish, without charge, a copy of its annual and semiannual reports to shareholders upon request to the Fund. Shareholders may write to Sentry Select, 130 King Street West, Suite 2850, Toronto, Ontario, Canada M5X 1A4, or call 1-888-246-6656.

                           CUSTODIAN AND ADMINISTRATOR

          State Street Bank and Trust Company, whose principal business address is 2 Avenue de Lafayette, 6th Floor, Boston MA 02111-1724, serves as the custodian of the Fund's assets pursuant to a custodial services agreement with the Fund, under which the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund's securities, and makes periodic reports to the Board concerning the Fund's operations.

                    TRANSFER AGENT AND DIVIDEND PAYING AGENT

          EquiServe serves as transfer and dividend disbursing agent pursuant to a transfer agency agreement ("Transfer Agency Agreement") with the Fund. Pursuant to the Transfer Agency Agreement, EquiServe issues and provides for repurchases of shares, addresses and mails all communications by the Fund to its record owners, including reports to shareholders, distribution notices and proxy materials for any meetings of shareholders, maintains shareholders' accounts, responds to correspondence by shareholders of the Fund, and makes periodic reports to the Board concerning the operations of the Fund.

                                  LEGAL COUNSEL

          Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, act as legal counsel to the Fund.

                             PORTFOLIO TRANSACTIONS

          As discussed elsewhere in this SAI, the Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, a brokerage affiliate of the Adviser.

          In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain monthly market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          An Advisor's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends and may cause the Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealers. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Fund and may not be used in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that, because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Advisor's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Advisor's investment advice. The investment management fees paid by the Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

          Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares as a factor in the selection of brokers for transactions effected on behalf of the Fund, subject to the requirement of best price and execution.

          The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as an agent and not as principal, in accordance with Rule 17e-1 under the Investment Company Act and other applicable securities laws.

          Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with the applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security that it seeks to purchase or sell, or the price at which such security can be purchased or sold.

                                      TAXES

          The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes as dividends or capital gain distributions to shareholders, provided that it distributes to shareholders at least 90% of its investment company taxable income and net short-term capital gains each year. The Fund intends to distribute sufficient income to meet this distribution requirement. If the IRS adjusts the Fund's taxable income on audit, the Fund may be able to pay a deficiency dividend in order to meet the 90% requirement for the year to which the adjustment relates and continue to qualify as a regulated investment company.

          Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and net capital gains for the preceding year that were not distributed during such year. While the Fund intends to distribute any income and capital `gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

          A distribution will be treated as paid during the calendar year if actually paid during such year or if declared during October, November or December of such year and payable to shareholders of record on a specified date in one of such months, even if actually paid in January of the following year. Any such distribution paid during January of the following year will be taxable to shareholders as of December 31 in the calendar year in which such distributions is declared, rather than on the date on which it is actually paid and received.

          Distributions of investment company taxable income and short-term capital gains ("ordinary income dividends") are taxable to the shareholders as ordinary dividend income regardless of whether the Shareholder receives such distributions in additional shares or in cash. Ordinary income dividends paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations under the Code. Distributions of net capital gains (i.e., the excess of long-term capital gains over net short-term capital losses), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned its shares. The maximum capital gains rate for individuals generally is 20%. A reduction in the capital gains tax rate may be available with respect to shares acquired after December 31, 2000 and held for more than five years. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. Distributions in excess of the Fund's earnings and profits first reduce a shareholder's adjusted tax basis in the shares and, after such adjusted tax basis is reduced to zero, constitute capital gains to such shareholder (assuming the shares are held as a capital asset).

          Upon a sale or exchange (including repurchase) of its shares, a shareholder generally will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain if such shares were held for more than one year. Any such loss generally will be treated as long-term capital loss if such shares were held for more than one year.

          Generally, any loss realized on a sale or exchange of shares will be disallowed if other shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

          The distribution a shareholder receives from the Fund on the Termination Date will be treated as made in exchange for the shares, and any capital gain or loss thereon will be long-term, provided that the shares have been held for more than one year as a capital asset. If such distribution exceeds a shareholder's basis in the shares, the excess will be treated as gain from the sale or exchange of the shares. If a shareholder receives a distribution on the Termination Date, which is less than such basis, the shareholder will recognize a loss to that extent. Any gain or loss recognized by the shareholder will be capital if the shares have been held as a capital asset and will be long-term if the shares have been held for more than one year.

          Gain or loss realized by the Fund from a closing transaction with respect to call and put options written by the Fund, or gain from the lapse of such options, generally will be treated as short-term capital gain or loss. Gain or loss realized by the Fund from the call and put options purchased by the Fund, as well as any loss attributable to the lapse of such options, generally will be treated as capital gain or loss. Such capital gain or loss, subject to the discussion below, will be long-term or short-term depending upon whether the Fund held the particular option for more than one year.

          Since the Put Contract offsets the Fund's risk of loss with respect to the Managed Portfolio, the Put Contract and the Managed Portfolio will constitute a "straddle" for federal income tax purposes. Individual stocks in the Managed Portfolio and certain other options written or acquired by the Fund, as well as the Put Contract and such other options, may likewise constitute straddles. Special tax rules applicable to straddles will require the Fund to postpone recognition for federal income tax purposes of losses incurred on any sales of stocks in the Managed

Portfolio and on certain closing transactions in connection with the Put Contract and/or other options. As a result, the Fund will not be able to reduce its income by such losses. This increases the probability that the Fund will be required to distribute income in excess of realized economic gain in order to comply with the distribution requirements. The Fund may have to borrow in order to meet any such distribution requirement. Moreover, since the Managed Portfolio and the Put Contract will constitute a straddle, the Fund will be required to treat any gains recognized upon sale of stocks in the Managed Portfolio, as well as gains from the Put Contract and/or other options purchased by the Fund, as short-term capital gains, even if the Fund held the Put Contract, such stocks or such options for the long-term capital gain holding period. The Fund will also be required to capitalize (rather than deduct) interest and carrying charges allocable to the Put Contract, such stocks or such options. In addition, to the extent it is considered to have entered into a "conversion" transaction, the Fund will be required to treat a certain portion of its capital gains as ordinary income. In order to avoid some of the onerous aspects of the straddle rules, the Fund is considering making the "mark-to-market" election described in the next paragraph.

          The Fund may be eligible to elect to apply the mark-to-market rules to stocks in the Managed Portfolio, the Put Contract and certain other options, provided that the Fund qualifies as a trader and the Put Contract and such stocks and options are held in connection with the Fund's business of trading. If such election is made, unrealized gains or losses on the Put Contract and such stocks and options will be recognized at the close of the taxable year as if the Put Contract and such stocks and options were sold at their fair market value. Any gain or loss so recognized would be treated as ordinary income or loss. The mark-to-market election would reduce or eliminate the loss deferral impact of the straddle rules. Such election shall apply to the taxable year for which the election is made and all subsequent taxable years unless revoked with the consent of the Internal Revenue Service (the "IRS"). The application of the mark-to-market election is not entirely clear and no assurance can be given that the election by the Fund, if and when made, will be accepted by the IRS. In the event that the Fund makes such election and the IRS is successful in challenging the election (in whole or with respect to some of the Fund's positions), any mark-to-market losses recognized by the Fund with respect to the Put Contract or any such stock or option prior to the disposition thereof may be disallowed to the extent such losses exceed mark-to-market gains previously recognized with respect to the Put Contract or such stock or option, as the case may be. Moreover, if the IRS denies the mark-to-market treatment to all or some of the Fund positions, gains or losses recognized by the Fund would be subject to the straddle rules described above. The Fund has not yet determined whether to make the election.

          The Fund may be required to backup withhold U.S. federal income tax at the rate of 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number and fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a Shareholder's U.S. federal income tax liability.

          Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. federal withholding tax unless a reduced rate of withholding is provided under the applicable treaty.

          The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations promulgated or proposed thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial, or administrative action, possibly on a retroactive basis. Shareholders are urged to consult their tax Advisers regarding specific questions as to federal, state or local taxes. In addition, foreign investors should consult with their own tax Advisers regarding the particular tax consequences to them of an investment in the Fund.

                                RETIREMENT PLANS

          Shares of the Fund may be purchased by various types of qualified retirement plans. The minimum purchase amount is $2,000. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares through purchase by any of the retirement plans described below may be obtained by calling 1-888-246-6656. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

          Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit-sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit-sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

          Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

          Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a "Traditional IRA"), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the Fund in a Traditional IRA are not taxable until withdrawn.

          Salary Reduction Simplified Employee Pension ("SARSEP"). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in an employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

          Savings Incentive Match Plan for Employees ("Simple IRA"). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from an employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

          Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

          Education IRA. Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $190,000, may contribute up to $2,000 each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

          The Fund is the sole initial series of shares of the Trust and the Trust reserves the right to issue additional series or classes of its shares in the future subject to fees, charges, redemption or repurchase rights, and other characteristics different from those of the shares offered in the Prospectus and this SAI.

          All shares have equal rights and privileges. Each whole share is entitled to one vote at all meeting of shareholders and is entitled to participate equally with respect to any and all distributions made by the Fund, including distributions of net income and net realized capital gains, and distributions upon the termination of the Fund. Shares are issued only as fully paid and are non-assessable.

          The Fund does not currently intend to issue additional shares following completion of this offering, except (i) by way of a rights offering to existing shareholders, provided that the net proceeds per share issued pursuant to the exercise of such rights is not less than the most recently calculated Net Asset Value per share prior to the issue of such rights, (ii) by way of share distributions, or (iii) with the approval of shareholders.

          The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be shareholders of the Fund. The Adviser and its affiliates may, but are under no obligation to invest in the Fund, and may subscribe for or tender for repurchase shares of the Fund without notice to shareholders. Any purchase or redemption of shares by the Adviser or its affiliates will occur only on the Fund's terms and conditions as set forth in the Prospectus, this SAI, and the Trust Agreement.

                              FINANCIAL STATEMENTS

          The following comprise the financial statements of the Fund:

          o    Independent Auditors' Report

          o    Statement of Assets and Liabilities

          o    Statement of Operations

o        Notes to the Financial Statements

Independent Auditors Report

                  [To be included in a pre-effective amendment]

                       APPENDIX - FORM OF TRUST AGREEMENT



                       AGREEMENT AND DECLARATION OF TRUST

                                       OF

                           NEW COLONY INVESTMENT TRUST

      ARTICLE I NAME, REGISTERED OFFICE, REGISTERED AGENT AND DEFINITIONS

Section 1.01     Name..........................................................1

Section 1.02     Registered Office and Registered Agent........................1

Section 1.03     Definitions...................................................1


                           ARTICLE II PURPOSE OF TRUST


                                ARTICLE III UNITS

Section 3.01     Division of Beneficial Interests..............................2

Section 3.02     Ownership of Units............................................3

Section 3.03     Transfer of Units.............................................3

Section 3.04     Investments in the Trust......................................3

Section 3.05     Status of Units and Limitation of Personal Liability..........4

Section 3.06     Establishment and Designation of Series (or Class)............4

Section 3.07     Indemnification of Unitholders................................5


                          ARTICLE IV BOARD OF TRUSTEES

Section 4.01     Election of Initial Trustees..................................6

Section 4.02     Number, Election and Tenure...................................6

Section 4.03     Effect of Death, Resignation or Removal of a Trustee..........6

Section 4.04     Powers........................................................6

Section 4.05     Payment of Expenses by the Trust..............................9

Section 4.06     Payment of Expenses by Unitholders............................9

Section 4.07     Ownership of Assets of the Trust..............................9

Section 4.08     Service Contracts.............................................9

Section 4.09     Trustees and Officers as Unitholders.........................10


               ARTICLE V UNITHOLDERS' VOTING POWERS AND MEETINGS

Section 5.01     Voting Powers, Meetings, Notice and Record Dates.............11

Section 5.02     Quorum and Required Vote.....................................11

Section 5.03     Additional Provisions........................................11

            ARTICLE VI NET ASSET VALUE, DISTRIBUTIONS AND REDEMPTIONS

Section 6.01     Determination of Net Asset Value, Net Income, and
                 Distributions................................................11

Section 6.02     Redemptions and Repurchases..................................11

        ARTICLE VII COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

Section 7.01     Compensation.................................................13

Section 7.02     Indemnification and Limitation of Liability..................13

Section 7.03     Trustee's Good Faith Action; Expert Advice; No Bond
                 or Surety....................................................14

Section 7.04     Insurance....................................................14


                           ARTICLE VIII MISCELLANEOUS

Section 8.01     Liability of Third Persons Dealing with Trustees.............14

Section 8.02     Termination of Trust or Series (or Class)....................14

Section 8.03     Reorganization and Master/Feeder.............................15

Section 8.04     Amendments...................................................16

Section 8.05     Filing of Copies, References, Headings.......................16

Section 8.06     Applicable Law...............................................16

Section 8.07     Provisions in Conflict with Law or Regulations...............17

Section 8.08     Business Trust Only..........................................17

Section 8.09     Derivative Actions...........................................17

                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                           NEW COLONY INVESTMENT TRUST

          THIS AGREEMENT AND DECLARATION OF TRUST is made and entered into as of the date set forth below by the Initial Trustees named hereunder for the purpose of forming a Delaware business trust in accordance with the provisions hereinafter set forth,

          NOW, THEREFORE, the Initial Trustees shall file the Certificate of Trust with the Office of the Secretary of State of the State of Delaware, and the Initial Trustees do hereby declare that the Trustees will hold in trust all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the benefit of the holders of Units in the Trust.

                                    ARTICLE I

            NAME, REGISTERED OFFICE, REGISTERED AGENT AND DEFINITIONS

          Section 1.01 Name. This Trust shall be known as "New Colony Investment Trust" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

          Section 1.02 Registered Office and Registered Agent. The address of the registered office of the Trust in the State of Delaware is 1209 Orange Street, New Castle County, Delaware 19801. The name of the registered agent of the Trust at such address is The Corporation Trust Company.

          Section 1.03 Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

          (a) "Adviser" means a party furnishing services to the Trust pursuant to an investment management or investment advisory agreement described in
Section 4.08(a) hereof.

          (b) "By-laws" means the By-laws of the Trust, as amended from time to time, which By-laws are expressly herein incorporated by reference as part of the "governing instrument" within the meaning of the Delaware Act;

          (c) "Certificate of Trust" means the certificate of trust, as amended or restated from time to time, filed by the Trustees in the Office of the Secretary of State of the State of Delaware in accordance with the Delaware Act;

          (d) "Class" means a class of Units of a Series of the Trust established in accordance with the provisions of Article III hereof;

          (e) "Commission" means the Securities and Exchange Commission;

          (f) "Declaration of Trust" means this Agreement and Declaration of Trust, as amended or restated from time to time;

          (g) "Delaware Act" means the Delaware Business Trust Act, 12 Del. C.ss.ss. 3801 et seq., as amended from time to time;

          (h) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended;

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

          (i) "Fiscal Year" means the period commencing on January 1 of each year (or the date of establishment of the Trust or Series or Class, if later) and ending on December 31 of each year (or the date of termination of the Trust or Series or Class, if earlier);

          (j) "Initial Trustees" means the person or persons who have signed this Declaration of Trust;

          (k) "Investment Company Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

          (l) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

          (m) "Principal Underwriter" shall have the meaning given to it in the Investment Company Act;

          (n) "Series" means each Series of Units established and designated under or in accordance with the provisions of Article III hereof;

          (o) "Trust" means the Delaware business trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the Office of the Secretary of State of the State of Delaware;

          (p) "Trust Property" means any and all property, real or personal, tangible or intangible, that is from time to time owned or held by or for the account of the Trust or any Series thereof (or Class thereof);

          (q) "Trustees" means the Initial Trustees, and all other Persons who may, from time to time, be duly elected or appointed to serve as trustees in accordance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in her or his or their capacity as Trustees hereunder;

          (r) "Unitholder" means a beneficial owner of outstanding Units; and

          (s) "Units" means the units of beneficial interest into which the beneficial interest in the Trust shall be divided, from time to time, and includes fractions of Units as well as whole Units.

                                   ARTICLE II

                                PURPOSE OF TRUST

          The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the Investment Company Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may, from time to time, determine pursuant to their authority under this Declaration of Trust.

                                  ARTICLE III

                                      UNITS

          Section 3.01 Division of Beneficial Interests. The beneficial interests in the Trust may be divided into one or more Series. Each Series may be divided into one or more Classes to the extent permitted under the Investment Company Act. Subject to the further provisions of this Article III and any applicable requirements of the Investment Company Act, the Board of Trustees shall have full power and authority, in its sole discretion, and without obtaining any authorization or vote of the Unitholders of any Series or Class thereof, (i) to divide the beneficial interests in the Trust or in each Series or Class thereof into Units, with or without par value as the Board of Trustees shall determine, (ii) to issue Units without limitation as to number (including fractional Units) to such Persons and for such amount and type of consideration, including cash or securities, at such time or times and on such terms as the Board of Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class thereof and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class thereof as the Board of Trustees may, from time to time, determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Units of any Series or Class thereof into a greater or lesser number, or issue distributions in Units with respect to Units of any Series or Class, without thereby materially changing the proportionate beneficial interest of the Units of such Series or Class in the assets held with respect to that Series or Class thereof, (v) to classify or reclassify any issued Units of any Series or Class thereof into Units of one or more Series or Classes thereof, and (vi) to take such other action with respect to the Units as the Board of Trustees may deem desirable.

          Subject to the distinctions permitted among Classes or otherwise in Units of the same Series as established by the Board of Trustees consistent with the requirements of the Investment Company Act, each Unitof a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series, and each holder of Units of a Series shall be entitled to receive such holder's pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of the Units of any Series or Class thereof, the applicable Unitholder shall be entitled to be paid solely out of the funds and property of such Series or Class thereof of the Trust.

          All references to Units in this Declaration of Trust shall be deemed to be Units of any or all Series or Classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class thereof, except as the context otherwise requires.

          All Units issued hereunder, including, without limitation, Units issued in connection with a distribution in Units or a split or reverse split of Units, shall be fully paid and non-assessable. Except as otherwise provided by the Board of Trustees, Unitholders shall have no appraisal, preemptive or other right to subscribe to any additional Units or other securities issued by the Trust.

          Section 3.02 Ownership of Units. The ownership of Units shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Units of each Series (or Class). No certificates certifying the ownership of Units shall be issued except as the Board of Trustees may otherwise determine from time to time. The Board of Trustees may make such rules as they consider appropriate for the issuance of share certificates, the transfer of Units of each Series (or Class) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Unitholders of each Series (or Class) and as to the number of Units of each Series (or Class) held, from time to time, by each Unitholder.

          Section 3.03 Transfer of Units. Except as otherwise provided by the Board of Trustees, Units shall be transferable on the books of the Trust only by the record holder thereof or by its duly authorized agent upon delivery to the Board of Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a share certificate if one is outstanding, and such evidence of the genuineness of the execution and authorization thereof as may be required by the Board of Trustees and of such other matters as may be required by the Board of Trustees. Upon such delivery, and subject to any further requirements specified by the Board of Trustees or contained in the By-laws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the record holder of Shares shall be deemed to be the holder of such Units for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent, Unitholder servicing agent or similar agent, any officer, employee or agent of the Trust, shall be affected by any notice of a proposed transfer.

          Section 3.04 Investments in the Trust. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Board of Trustees, from time to time, may authorize.

          Section 3.05  Status of Units and Limitation of Personal
Liability. Units shall be deemed to be personal property giving only the rights provided in this instrument. Every Unitholder, by virtue of having become a Unitholder, shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination or bankruptcy of a Unitholder during the existence of the Trust shall not operate to dissolve the Trust, nor entitle the representative of any such Unitholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Unitholder under this Trust. Ownership of Units shall not entitle a Unitholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Units constitute the Unitholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Unitholder, nor, except as specifically provided herein, to call upon any Unitholder for the payment of any sum of money or assessment whatsoever other than such as the Unitholder may at any time personally agree to pay. Except as specifically provided herein, no Unitholder shall be personally liable for the debts, liabilities, obligations or expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. Every note, bond, contract or other understanding issued by or on behalf of the Trust or the Board of Trustees relating to the Trust or to a Series thereof may include a recitation limiting the obligation represented thereby to the Trust or to one or more Series thereof and its respective assets (but the omission of such a recitation shall not operate to bind any Unitholder or Trustee of the Trust).

          Section 3.06. Establishment and Designation of Series (or Class). Without obtaining any authorization or vote of the Unitholders of any Series or Class thereof (except as otherwise required by the Investment Company Act), the establishment and designation of any Series (or Class) of Units shall be effective upon the adoption by a majority of the then Board of Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series (or Class), whether directly in such resolution or by reference to another document including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution.

     Units of each Series (or Class) established pursuant to this Article III, unless otherwise provided in the resolution establishing such Series (or Class), shall have the following relative rights and preferences:

          (a) Assets Held with Respect to a Particular Series (or Class). All consideration received by the Trust for the issue or sale of Units of a particular Series or Class thereof, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series (or Class) for all purposes, subject only to the rights of creditors of such Series and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series (or Class thereof). In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments that are not readily identifiable as assets held with respect to any particular Series (and the Classes thereof) (collectively "General Assets"), the Board of Trustees shall allocate such General Assets to, between or among any one or more of the Series (and the Classes thereof) in such manner and on such basis as the Board of Trustees, in its sole discretion, deems fair and equitable, and any General Assets so allocated to a particular Series (and the Classes thereof) shall be assets held with respect to that Series and such Classes. Each such allocation by the Board of Trustees shall be conclusive and binding upon the Shareholders of all Series and Classes for all purposes. Separate and distinct records shall be maintained for each Series (and the Classes thereof) and the assets held with respect to each Series (and the Classes thereof) shall be held and accounted for separately from the assets held with respect to all other Series (and the Classes thereof) and the General Assets of the Trust not allocated to such Series or Classes.

          (b) Liabilities Attributable to a Particular Series. The assets of the Trust held with respect to each particular Series shall be charged exclusively with the liabilities of the Trust attributable to that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities of the Trust that are not readily identifiable as being attributable to any particular Series shall be allocated and charged by the Board of

Trustees to and among any one or more of the Series in such manner and on such basis as the Board of Trustees in its sole discretion deems fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series are herein referred to as "liabilities attributable to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Unitholders of all Series for all purposes. All liabilities attributable to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series. Notice of this limitation on the liability of each Series shall be set forth in the Certificate of Trust or in an amendment thereto prior to the issuance of any Units of a Series.

          (c) Distributions, Redemptions and Repurchases. Notwithstanding any other provision of this Declaration of Trust, including, without limitation,
Article VI, no distribution, including, without limitation, any distribution paid upon dissolution of the Trust or of any Series (or Class) thereof with respect to, nor any redemption or repurchase of, the Units of any Series (or Class thereof) shall be effected by the Trust other than from the assets held with respect to such Series (or Class thereof), nor shall any Unitholder of any particular Series (or Class thereof) otherwise have any right or claim against the assets held with respect to any other Series or Class except to the extent that such Unitholder has such a right or claim hereunder as a Unitholder of such other Series or Class. The Trustees shall have full discretion, to the extent not inconsistent with the Investment Company Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Unitholders.

          (d) Equality. All the Units of each particular Series (or Class thereof) shall represent an equal proportionate interest in the assets held with respect to that Series (or Class thereof), and each share of any particular Series shall be equal to each other share of that Series (subject to the liabilities attributable to that Series and such rights and preferences as may have been established and designated with respect to Classes, or otherwise, of Units within such Series).

          (e) Fractions. Any fractional Units of a Series (or Class thereof) shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of distributions, redemption of Shares and dissolution of the Trust.

          (f) Combination of Series or Classes. The Board of Trustees shall have the authority, without the approval of the Shareholders of any Series (or Class thereof), unless otherwise required by applicable law, to combine the assets attributable to any two or more Series (or Classes) into assets attributable to a single Series or Class, or to combine the liabilities attributable to any two or more Series into liabilities attributable to a single Series.

          (g) Elimination of Series or Classes. At any time that there are no Units outstanding of any particular Series (or Class) previously established and designated, the Board of Trustees may by resolution of a majority of the Board of Trustees abolish that Series (or Class) and rescind the establishment and designation thereof and may thereafter establish a new Series (or Class) with such designation and otherwise as herein provided.

          Section 3.07. Indemnification of Unitholders . If any Unitholder or former Unitholder shall be exposed to liability by reason of a claim or demand relating to such Person being or having been a Shareholder, and not because of such Person's acts or omissions, the Unitholder or former share holder (or such Person's heirs, executors, administrators, or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified out of the assets of the Trust against all cost and expenses reasonably incurred in connection with such claim or demand, but only out of the assets held with respect to the particular Series of Units of which such Person is or was a Unitholder and from or in relation to which such liability arose. The Trust may, at the option of the Board of Trustees, and shall, upon request by the Shareholder, assume the defense of any claim made against the Unitholder for any act or obligation of such Series and satisfy any judgment thereon out of the assets of such Series.

                                   ARTICLE IV

                                BOARD OF TRUSTEES

          Section 4.01. Election of Initial Trustees. Sentry Select Capital Corp., as the initial Unitholder of the Trust, shall be entitled to elect the Initial Trustees of the Trust. The initial Unitholder hereby elects John Driscoll, Donald Worth and John Nestor to be the Initial Trustees of the Trust.

          Section 4.02. Number, Election and Tenure. After election of the Initial Trustees, the number of Trustees that shall comprise the Board of Trustees shall be a number as shall, from time to time, be determined by the Board of Trustees pursuant to Section 4.04. At least a majority of the Board of Trustees shall be persons who are not "interested persons", as defined in
Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). Except as described above with respect to the Initial Trustees, Trustees shall be elected at the annual meeting of Shareholders or at any meeting of Shareholders called by the Trustees for that purpose. Each Trustee shall hold office until such Trustee's successor is elected and qualified, or until such Trustee's earlier death or resignation or removal in the manner hereinafter provided. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, to the extent required by the Investment Company Act, the Trustees then in office shall call a Shareholders' meeting for the election of Trustees. Any Trustee may resign at any time by written instrument signed by her or him and delivered to any officer of the Trust or to the secretary of any meeting of the Board of Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following her or his resignation or removal, or any right to damages on account of such removal. Any Trustee may be removed at any meeting of Shareholders by a majority vote of the outstanding Units of the Trust, as defined in the Investment Company Act. Any Trustee may also be removed with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective.

          Section 4.03.  Effect of Death, Resignation or Removal of a
Trustee. The death, declination to serve, resignation, retirement, removal, or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Board of Trustees and shall discharge all the duties imposed upon the Board of Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Board of Trustees then in office. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportsharey for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust's Adviser is empowered to appoint new Trustees subject to the applicable provisions of the Investment Company Act.

          Section 4.04. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Board of Trustees; the Board of Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Board of Trustees may: adopt By-laws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-laws do not reserve that right to the Shareholders; enlarge or reduce their number; remove any Trustee with or without cause at any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective and fill vacancies caused by enlargement of its number or by the death, resignation or removal of a Trustee; elect and remove, with or without cause, such officers whose duties are set forth in the By-laws and appoint and terminate such agents as they consider appropriate; appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Board of Trustees to the extent that the Board of Trustees determines; deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; provide for the issuance and distribution of Units by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Units pursuant to applicable law; declare and pay distributions to Shareholders from the assets available therefor; and in general exercise, or delegate to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer agent or other Unitholder servicing agent, or Principal Underwriter, such authority as they consider desirable. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Board of Trustees. Unless otherwise specified herein or in the By-laws or required by law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a meeting of the Board of Trustees at which a quorum of Trustees is present, within or without the State of Delaware.

          Without limiting the foregoing, the Board of Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

          (a) To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

          (b) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, purchase or write options on, lend, enter into contracts for the future acquisition or delivery of, or otherwise deal in or dispose of, securities, indices, currencies, commodities or other property of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities, commodities or contracts of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including, without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, the U.S. Government or any foreign government or any political subdivision of the U.S. Government or any foreign government, or any domestic or international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities; to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers, and privileges in respect of any of said instruments;

          (c) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including options on futures contracts) with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series or Class thereof;

          (d) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Board of Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Board of Trustees shall deem proper;

          (e) To set record dates for the determination of Shareholders with respect to various matters, which, for purposes of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any distribution shall be on or before the date for the payment of such distribution or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such distribution; without fixing a record date, the Board of Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution; nothing in this subsection shall be construed as precluding the Board of Trustees from setting different record dates for different Series (or Classes);

          (f) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other property;

          (g) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or a nominee or nominees or otherwise;

          (h) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security or property which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security or property held in the Trust;

          (i) To join with other security or property holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security or property with, or transfer any security or property to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security or property (whether or not so deposited or transferred) as the Board of Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Board of Trustees shall deem proper;

          (j) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

          (k) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

          (l) To borrow funds or other property in the name of the Trust or any Series thereof exclusively for Trust or the relevant Series purposes and in connection therewith issue notes or other evidences of indebtedness; and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

          (m) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

          (n) To purchase and pay for entirely out of Trust Property such insurance as the Board of Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being in or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, investment adviser, Principal Underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

          (o) To adopt, establish and carry out pension, profit-sharing, Share bonus, Share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

          (p) To enter into contracts of any kind and description;

          (q) To interpret the investment policies, practices or limitations of any Series or Class;

          (r) To establish a registered office and have a registered agent in the State of Delaware;

          (s) To invest part or all of the Trust Property or to dispose of part or all of the Trust Property and invest the proceeds of such disposition, in securities issued by one or more other investment companies registered under the Investment Company Act (including investment by means of transfer or part of all of the Trust Property in exchange for an interest or interests in such one or more investment companies) all without any requirement of approval by Shareholders unless required by the Investment Company Act. Any such other investment company may (but need not) be a trust (formed under the laws of the State of Delaware or of any other state) which is classified as a partnership for federal income tax purposes;

          (t) Subject to the Investment Company Act, to engage in any other lawful act or activity in which a business trust organized under the Delaware Act may engage; and

          (u) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

          The foregoing clauses shall be construed as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general power of the Board of Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

          The Trust shall not be limited to investing in obligations maturing before the possible dissolution of the Trust or one or more of its Series or Classes thereof. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

          Section 4.05. Payment of Expenses by the Trust. The Board of Trustees is authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or Adviser, Principal Underwriter, auditors, counsel, custodian, transfer agent, Unitholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Section 3.06 hereof.

          Section 4.06. Payment of Expenses by Unitholders. The Board of Trustees shall have the power to cause each Unitholder to pay directly, at such intervals as the Board of Trustees may determine, in advance or arrears, for charges of the Trust's transfer agent, Unitholder servicing agent or similar agent, an amount fixed, from time to time, by the Board of Trustees, by setting off such charges due from such Unitholder from declared but unpaid distributions owed such Unitholder and/or by reducing the number of Units in the account of such Unitholder by that number of full and/or fractional Units which represents the outstanding amount of such charges due from such Shareholder.

          Section 4.07. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Board of Trustees. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Board of Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more members of the Board of Trustees, or in the name of any other Person as nominee, on such terms as the Board of Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, she or he shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

          Section 4.08. Service Contracts.(a) Subject to such requirements and restrictions as may be set forth under applicable federal or state law and in the By-laws, including, without limitation, on the date hereof the requirements of Section 15 of the Investment Company Act, or any successor provision, the Board of Trustees may, at any time and from time to time, contract for exclusive or nonexclusive investment advisory, management or administrative services for the Trust or for any Series (or Class thereof) with any corporation, trust, association or other organization; and any such contract may contain such other terms as the Board of Trustees may determine, including, without limitation, authority for the Adviser or administrator to delegate certain or all of its duties under such contracts to qualified investment advisers or administrators and to determine from time to time, without prior consultation with the Board of Trustees, what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

          (b) The Board of Trustees may also, at any time and from time to time, contract with any corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Units of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth under applicable federal or state law and in the By-laws, including, without limitation, at the date hereof the requirements of Section 15 of the Investment Company Act, or any successor provision; and any such contract may contain such other terms as the Trustees may determine.

          (c) The Board of Trustees is also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent or Unitholder servicing agent for the Trust or one or more of its Series (or Classes). Every such contract shall comply with such requirements and restrictions as may be set forth under applicable federal or state law and in the By-laws or stipulated by resolution of the Board of Trustees. The Board of Trustees is empowered, at any time and from time to time, to retain sub-agents (foreign or domestic) in connection with any service provider to the Trust or one or more of its Series (or Classes).

          (d) Subject to applicable law, the Board of Trustees is further empowered, at any time and from time to time, to contract with any entity to provide such other services, including, without limitation, accounting and pricing services, to the Trust or one or more of the Series (or Classes thereof), as the Board of Trustees determines to be in the best interests of the Trust and the applicable Series (or Class).

          (e) The fact that:

               (i) any of the Shareholders, Trustees, or officers of the Trust is a Shareholder, director, officer, partner, trustee, employee, manager, adviser, Principal Underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization, with which an advisory, management or administration contract, or Principal Underwriter's or distributor's contract, or transfer, Unitholder servicing or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Unitholder or has an interest in the Trust, or that

               (ii) any corporation, trust, association or other organization with which an Advisory, management or administration contract or Principal Underwriter's or distributor's contract, or transfer, Unitholder servicing or other type of service contract may have been or may hereafter be made with the Trust or any Series of the Trust also has an Advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, Unitholder servicing or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the Investment Company Act.

          Section 4.09 Trustees and Officers as Unitholders. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Units to the same extent as if she or he were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Units to, and redeem such Units from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the By-laws relating to the sale and redemption of such Shares.

                                   ARTICLE V

                     UNITHOLDERS' VOTING POWERS AND MEETINGS

          Section 5.01 Voting Powers, Meetings, Notice and Record Dates. The Shareholders shall have power to vote only (i) for the election or removal of Trustees to the extent and as provided in Section 4.02; and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, this Declaration of Trust, the By-laws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Board of Trustees may consider necessary or desirable. Each Unitholder shall be entitled to one vote for each dollar of net asset value (determined as of the applicable record date) of each Share owned by such Unitholder (number of owned times net asset value per Share) on any matter on which such Unitholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matter submitted to a vote of the Shareholders, all Units of the Trust then entitled to vote shall be voted in aggregate, except (i) when required by the Investment Company Act, Units shall be voted by individual Series or Class; and (ii) when the matter involves the termination of a Series or Class or any other action that the Board of Trustees has determined will affect only the interests of one or more Series or Classes, then only Shareholders of such Series or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Units may be voted in person or by proxy. A proxy may be given in writing. The By-laws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else contained herein or in the By-laws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Units may be voted only in person or by written proxy at a meeting. Until Units are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-laws to be taken by the Shareholders. Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the By-laws.

          Section 5.02 Quorum and Required Vote. Except when a larger quorum is required by applicable law, by the By-laws or by this Declaration of Trust, (i) thirty-three and one-third percent (33-1/3%) of the Units entitled to vote shall constitute a quorum at a Shareholders' meeting; and (ii) when any one or more Series (or Classes) is to vote as a single class separate from any other Shares, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series (or Class). Except when a larger vote is required by any provision of this Declaration of Trust or the By-laws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voting on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.

          Section 5.03 Additional Provisions. The By-laws may include further provisions for Shareholders' votes and meetings and related matters.

                                   ARTICLE VI

                 NET ASSET VALUE, DISTRIBUTIONS AND REDEMPTIONS

          Section 6.01 Determination of Net Asset Value, Net Income, and Distributions. Subject to applicable law and Section 3.06 hereof, the Board of Trustees, in its absolute discretion, may prescribe and shall set forth in registration statements of the Trust as filed on Form N-2 from time to time with respect to any Series or Class, or any successor form with the Commission (the "Registration Statement of the Trust") such bases and time or times for determining the net asset value of the Units of any Series or Class, the net income attributable to the Units of any Series or Class, or the declaration and payment of distributions on the Units of any Series or Class, as it may deem necessary or desirable from time to time. The Board of Trustees may allow Shareholders to acquire additional Units of the Trust by reinvesting their cash distribution through the Distribution Reinvestment Plan, as described in the Registration Statement of the Trust.

          Section 6.02  Redemptions and Repurchases.

          (a) Except as otherwise provided in this Declaration of Trust, no Unitholder shall have the right to withdraw or tender all or any portion of its Units to the Trust for redemption or repurchase. The Board of Trustees may, from time to time, in its sole discretion and on such terms and conditions as they may determine, cause the Trust to repurchase all or any portion of the Units of any Shareholders in accordance with written tenders, subject to the requirements of the Investment Company Act. The Trust will not however, offer to repurchase Units(including Units of any particular Series or Class) or portions thereof on more than four occasions during any one Fiscal Year unless it has been advised by legal counsel to the Trust to the effect that more frequent offers would not cause any adverse tax or regulatory consequences to the Trust or any Shareholders. In determining whether to cause the Trust to repurchase Units pursuant to written tenders, the Board of Trustees shall consider the following factors, among others:

               (i) whether any Shareholders (including Shareholders of any particular Series or Class) have requested to tender their Units or portions of their Shares;

               (ii) the liquidity of the Trust's assets (or the assets of any Series or Class thereof);

               (iii) the investment plans and working capital and reserve requirements of the Trust (or any Series or Class thereof);

               (iv) the relative economies of scale with respect to the size of the Trust (or any Series or Class thereof);

               (v) the history of the Trust in repurchasing Units(including Units of any Series of Class thereof);

               (vi) the availability of information as to the value of the Trust's Units(or Units of any Series or Class thereof);

               (vii) the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

               (viii) the anticipated tax or other regulatory consequences to the Trust (including any Series or Class thereof) of any proposed repurchases of Shares; and

               (ix) the recommendations of the adviser or other advisers of the Trust.

          The Board of Trustees will cause the Trust to repurchase Units(including Units of any particular Series of Class) in accordance with written tenders only on terms fair to the Trust and to all Shareholders and Persons holding Units or portions of Units acquired from Shareholders.

          (b) Except as provided in Section 6.02(h) hereof, repurchases of Units or portions of Units by the Trust will be payable promptly after the date of each repurchase or, in the case of an offer by the Trust to repurchase Units or portions of Shares, promptly after the expiration date of the repurchase offer in accordance with the terms of the repurchase offer. Payment of the purchase price for Units or portions of Units will consist of cash or a promissory note, which will be non-transferable and need not bear interest, in an amount equal to the net asset value of the repurchased Units as of the effective date of their repurchase, less a repurchase charge, if any, as determined by the Board of Trustees (or on its behalf) in accordance with any applicable provisions of the By-laws and applicable law and after giving effect to all distributions to be made by the Trust as of that date. If all Units held by a Unitholder are repurchased, such Person shall thereupon cease to be a Shareholder.

          (c) Notwithstanding anything to the contrary herein, the Board of Trustees, in its sole discretion, may cause the repurchase price to be, in any case or cases, paid wholly or partly in-kind if the Board of Trustees determines that such payment is advisable and in the interest of the remaining Shareholders of the Series or Class for which the Units are being repurchased. The fair value, selection and quantity of securities or other property so paid or delivered as all or part of the repurchase price may be determined by or under authority of the Board of Trustees. In no case shall the Trust be liable for any delay of any corporation or other Person in transferring securities selected for delivery as all or part of any payment in-kind.

          (d) If the Board of Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Units of any Series or Class has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), then the Board of Trustees shall have the power (but not the obligation) by such means as they deem equitable (i) to cause the Trust to repurchase any number, or principal amount, of Units of such Person sufficient to maintain or bring the direct or indirect ownership of Units into conformity with the requirements for such qualification; and (ii) to refuse to transfer or issue Units to any Person whose acquisition of the Units in question would result in such disqualification. Any such repurchase shall be effected at the repurchase price and in the manner provided in this
Article VI.

          (e) The holders of Units shall upon demand disclose to the Board of Trustees in writing such information with respect to direct and indirect ownership of Units as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing or regulatory authority.

          (f) Subject to the requirements of the Investment Company Act, the Board of Trustees may cause the Trust to repurchase, at the price and in the manner provided in this Article VI, Units of any Series or Class held by any Person (i) if such Person is no longer qualified to hold such Units in accordance with such qualifications as may be established by the Board of Trustees; (ii) if the net asset value of such Units is below the minimum investment amount which is set forth in the Registration Statement of the Trust; or (iii) if otherwise deemed by the Board of Trustees to be in the best interest of the Trust or that particular Series (or Class) as a whole.

          (g) Units repurchased shall, upon repurchase, be deemed to be retired and restored to the status of unissued Shares.

          (h) The Board of Trustees may suspend or postpone a repurchase offer, or payments of repurchase proceeds as it may deem necessary or desirable. The suspension may apply to all requests for repurchase received prior to the suspension but as to which payment has not been made, as well as to all requests received while the suspension is in effect. To the extent not inconsistent with official rules and regulations promulgated by any government body having jurisdiction over the Trust, any declaration of suspension made by the Trust shall be conclusive.

                                  ARTICLE VII

              COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

          Section 7.01 Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust, and they may fix the amount of such compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

          Section 7.02 Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Unitholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Adviser or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust's request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise; and (ii) shall indemnify each Person who is, or has been, a

Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust's request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the Investment Company Act and in the manner provided in the By-laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series thereof.

          All persons extending credit to, contracting with or having any claim against a Series of the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series and the obligation rests on the Trust, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or a Series thereof by any of the Trustees in connection with the Trust or Series shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Board of Trustees' discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers of the Trust may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a statutory limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Board of Trustees so determines, recite that the same was executed or made on behalf of the Trust or Series by a Trustee or Trustees in such capacity and not individually or by an officer or officers of the Trust in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

          Section 7.03 Trustee's Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Unitholder solely for her or his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

          Section 7.04 Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which she or he becomes involved by virtue of her or his capacity or former capacity with the Trust.

                                  ARTICLE VIII

                                  MISCELLANEOUS

          Section 8.01 Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

          Section 8.02  Termination of Trust or Series (or Class).

          (a) Unless dissolved as provided herein, the Trust shall continue without limitation of time. The Trust may be dissolved at any time by vote of a majority of the Units of each Series entitled to vote, voting separately by Series, or by the Board of Trustees by written notice to the Shareholders. Any Series of Units(or Class thereof) may be dissolved at any time by vote of a majority of the Units of such Series or Class entitled to vote or by the Trustees by written notice to the Shareholders of such Series or Class.

          (b) Upon the requisite Unitholder vote or action by the Board of Trustees to dissolve the Trust or any one or more Series of Units (or any Class thereof), after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series (or any Class thereof) as may be determined by the Board of Trustees, the Trust shall in accordance with such procedures as the Board of Trustees considers appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Units(if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Units of such Series or Class held by the several Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series (or Class thereof) shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

          (c) Upon termination of the Trust, following completion of winding up of its business, the Board of Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

          Section 8.03  Reorganization and Master/Feeder.

          (a) Notwithstanding anything else herein, the Board of Trustees may, without any Unitholder approval or vote unless such approval or vote is required by applicable law, in order to change the form or jurisdiction of organization of the Trust or for any other purpose (i) cause the Trust to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation); (ii) cause the Units to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iii) cause the Trust to reorganize under the laws of any state or other political subdivision of the United States, if such action is determined by the Board of Trustees to be in the best interests of the Trust. Any agreement of merger or consolidation or exchange or certificate of merger may be signed by a majority of the Board of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.

          (b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Board of Trustees in accordance with this Section 8.03 may effect any amendment to the governing instrument of the Trust or effect the adoption of a new trust instrument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation.

          (c) The Board of Trustees may, without any Unitholder approval or vote unless such approval or vote is required by applicable law, create one or more business trusts to which all or any part of the assets, liabilities, profits or losses of the Trust or any Series or Class thereof may be transferred and may provide for the conversion of Units in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series or classes thereof.

          (d) Notwithstanding anything else herein, the Trustees may, without Unitholder approval (unless required by the Investment Company Act), invest all or a portion of the Trust Property or dispose of all or a portion of the Trust Property and invest the proceeds of such disposition in interests issued by one or more other investment companies registered under the Investment Company Act. Any such other investment company may (but not need) be a trust (formed under the laws of the State of Delaware or any other state or jurisdiction) (or series thereof) which is classified as a partnership for federal income tax purposes. Notwithstanding anything else herein, the Board of Trustees may, without Unitholder approval unless such approval is required by the Investment Company Act, cause a Series that is organized in the master/feeder fund structure to withdraw or redeem its Trust Property from the master fund and cause such Series to invest its Trust Property directly in securities and other financial instruments or in another master fund.

          Section 8.04  Amendments. Except as specifically provided in this
Section 8.04, the Board of Trustees may, without Unitholder vote, restate, amend or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote (i) on any amendment that would affect their right to vote granted in Section 5.01 hereof; (ii) on any amendment to this Section 8.04; (iii) on any amendment that may be required to be approved by Shareholders by applicable law or as described in the applicable Registration Statement of the Trust; and (iv) on any amendment submitted to them by the Board of Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Board of Trustees determines, shall affect the Shareholders of one or more Series (or Classes thereof) shall be authorized by a vote of the Shareholders of each Series or Class affected and no vote of Shareholders of a Series or Class not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance provided by Section 7.04 with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in
Section 7.02 hereof as provided in the By-laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. The Board of Trustees may, without Unitholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable, provided, however, that no such amendment may affect a matter otherwise requiring Unitholder approval in this Section 8.04 without first having obtained the approval of the requisite Shareholders.

          Section 8.05 Filing of Copies, References, Headings. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendments, references to this instrument, and all expressions such as "herein," "hereof" and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

          Section 8.06  Applicable Law.

          (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be of the type commonly called a business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to business trusts or actions that may be engaged in by business trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

          (b) Notwithstanding the first sentence of Section 8.06(a), there shall not be applicable to the Trust, the Board of Trustees or this Declaration of Trust (x) the provisions of section 3540 of Title 12 of the Delaware Code; or
(y) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate:
(i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

          (c) The parties hereto and any Person acquiring a Share from time to time in accordance herewith hereby consents to (i) the non-exclusive jurisdiction of the courts of the State of Delaware and any Federal court sitting in Wilmington, Delaware, and (ii) service of process by any legal means.

          Section 8.07  Provisions in Conflict with Law or Regulations.

          (a) The provisions of the Declaration of Trust are severable, and if the Board of Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the Investment Company Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, with the Delaware Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

          (b) If any provision of the Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration of Trust in any jurisdiction.

          Section 8.08 Business Trust Only. It is the intention of the Board of Trustees to create a business trust pursuant to the Delaware Act. It is not the intention of the Board of Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

          Section 8.09 Derivative Actions. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Unitholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

          (a) The Unitholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed. For purposes of this
Section 8.09(a), a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a Unitholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

          (b) Unless a demand is not required under paragraph (a) of this
Section 8.09, Shareholders eligible to bring such derivative action under the Delaware Act who hold at least 10% of the outstanding Units of the Trust, or 10% of the outstanding Units of the Series or Class to which such action relates, shall join in the request for the Board of Trustees to commence such action.

          (c) Unless a demand is not required under paragraph (a) of this
Section 8.09, the Board of Trustees must be afforded a reasonable amount of time to consider such Unitholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Board of Trustees determines not to bring such action.

          For purposes of this Section 8.09, the Board of Trustees may designate a committee of one Trustee to consider a Unitholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue.

          IN WITNESS WHEREOF, the Initial Trustees named below do hereby make and enter into this Declaration of Trust as of May ..., 2002.

INITIAL TRUSTEES

/s/ John Driscoll
---------------------------------
John Driscoll, as Initial Trustee

/s/  Donald Worth
---------------------------------
Donald Worth, as Initial Trustee

/s/  John Nestor
---------------------------------
John Nestor, as Initial Trustee

                                     PART C:
                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(1)       Financial Statements:

          Part A: Financial Highlights              Not Applicable

          Part B: Report of Independent Auditors; Statement of Assets and
                  Liabilities; Notes to Financial Statements*

(2)       Exhibits:

          (a)(1)  Certificate of Formation of Trust. (1)

          (a)(2)  Agreement and Declaration of Trust (2)

          (b)     Bylaws.

          (c)     Not applicable.

          (d)     See Item 24(a)(2).

          (e)     Not applicable.

          (f)     Not applicable.

          (g)(1) Form of Investment Advisory Agreement between Sentry Select Capital Corp. and the Registrant.*

          (g)(2) Form of Sub-Advisory Agreement between Sentry Select Capital Corp. and R.N. Croft Financial Group, Inc.*

          (h)(1) Form of Best Efforts Underwriting Agreement between Investors Capital Corporation and the Registrant.*

          (h)(2)  Form of Selling Group Agreement.*

          (h)(3)  Form of Agreement among Underwriters.*

          (i)     Not applicable.

          (j) Form of Custody Agreement between State Street Bank and Trust Company and the Registrant.*

          (k)(1) Form of Administration Agreement between State Street Bank and Trust Company and the Registrant.*

          (k)(2) Form of Escrow Agreement between State Street Bank and Trust Company and the Registrant.

          (k)(3) Form of Transfer Agency Agreement between EquiServe and the Registrant.*

          (l)     Not applicable.

          (m)     Not applicable.

          (n)     Consent of Auditors.*

          (o)     Not applicable.

          (p)     Subscription Agreement for Initial Capital.*

          (q)     Not applicable.

          (r)     Code of Ethics.*

          (s)     Power of Attorney for the Registrant.



*To be filed by amendment.

(1) Filed on May 14, 2002.

(2) Attached as an Appendix to the Registrant's Statement of Additional Information.

Item 25. Marketing Arrangements. See the Best Efforts Underwriting Agreement, the Form of Selling Group Agreement and the Form of Agreement among Underwriters to be filed by pre-effective amendment as exhibits (h)(1), h(2) and h(3) to this Registration Statement.

Item 26. Other Expenses of Issuance and Distribution**

         All figures are estimates:

            Registration Fees                                             $
            Printing and Engraving Expenses                               $
            Legal Fees and Expenses                                       $
            National Association of Securities Dealers, Inc.  Fees        $
            Accounting Fees and Expenses                                  $
            Transfer Distributors' Fees                                   $
            Miscellaneous Expenses                                        $

                     Total                                                $



**To be completed by amendment

Item 27. Persons Controlled by or Under Common Control with Registrant

         Not applicable.

Item 28. Number of Holders of Securities

         Registrant currently has no securities outstanding.

Item 29. Indemnification

         A policy of insurance covering the Adviser, its affiliates, and all of the registered investment companies advised by the Adviser will be obtained to insure the Registrant's trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error, or accidental omission in the scope of their duties. Article 7, Section 2 of the Registrant's Trust Agreement states as follows:

          Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Unitholderto the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager or Principal Underwriter of the Trust. The Trust (i) may indemnify an agent of the Trust or any Person who is serving or has served at the Trust's request as an agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise; and (ii) shall indemnify each Person who is, or has been, a Trustee, officer or employee of the Trust and any Person who is serving or has served at the Trust's request as a director, officer, trustee, or employee of another organization in which the Trust has any interest as a shareholder, creditor or otherwise, in the case of (i) and (ii), to the fullest extent consistent with the 1940 Act and in the manner provided in the By-laws; provided that such indemnification shall not be available to any of the foregoing Persons in connection with a claim, suit or other proceeding by any such Person against the Trust or a Series thereof.

          All persons extending credit to, contracting with or having any claim against a Series of the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series and the obligation rests on the Trust, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the shareholders, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or a Series thereof by any of the Trustees in connection with the Trust or Series shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Board of Trustees' discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers of the Trust may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a statutory limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Board of Trustees so determines, recite that the same was executed or made on behalf of the Trust or Series by a Trustee or Trustees in such capacity and not individually or by an officer or officers of the Trust in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the shareholders individually but are binding only on the assets and property of the Trust or a Series thereof. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or shareholders individually.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of Investment Adviser

          To be provided by amendment.

Item 31.  Location of Accounts and Records

          Accounts and records of the Fund are maintained at the Fund's office at 130 King Street, Suite 2850, Toronto, Ontario, Canada M5X 1A4, or at the offices of State Street Bank and Trust Company, at 2 Avenue de Lafayette, 6th Floor, Boston MA 02111-1724, in State Street's capacity as administrator of the Fund.

          EquiServe maintains all the required records in its capacity as transfer and dividend disbursing distributor.

Item 32.  Management Services

          Not Applicable.

Item 33.  Undertakings

I. Registrant undertakes to suspend the offering of Units until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.

II.       Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the Interests offered therein, and the offering of the Interests at that time shall be deemed be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the Interests being registered which remain unsold at the termination of the offering.

III. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, Registrant's Statement of Additional Information.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Toronto, Ontario, Canada, on July 31, 2002.

                                       /s/ John Driscoll
                                       -----------------
                                       By:  John Driscoll
                                       Title:  President


          Pursuant to the requirements of the Securities Act and the Investment Company Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                   Title                             Date
---------                   -----                             ----
/s/ John Driscoll*          Trustee, President            July 31, 2002
/s/ John Nestor*            Trustee                       July 31, 2002
/s/ Donald Worth*           Trustee                       July 31, 2002
/s/ Simon Scott*            Trustee                       July 31, 2002
/s/ John Shiry*             Trustee                       July 31, 2002
/s/ Peter Thompson*         Trustee                       July 31, 2002
/s/ Richard Zarzeczny*      Trustee                       July 31, 2002
/s/ John Vooglaid*          Chief Financial Officer       July 31, 2002

* /s/ John Driscoll
  --------------------
  John Driscoll
  Power-of-Attorney